Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Triple asterisks denote omissions.

EXECUTION VERSION
LOAN AND SECURITY AGREEMENT

DATED AS OF

August 8, 2025

among

RAPID MICRO BIOSYSTEMS, INC.,
as Borrower,

THE LENDERS FROM TIME TO TIME PARTY HERETO,
as Lenders, and

TRINITY CAPITAL INC.,
as Administrative Agent and Collateral Agent

LOAN AND SECURITY AGREEMENT
THIS LOAN AND SECURITY AGREEMENT is made as of August 8, 2025 (the “Closing Date”), by and among RAPID MICRO BIOSYSTEMS, INC., a Delaware corporation (“Borrower”), the lenders from time to time party hereto (each, a “Lender” and collectively, the “Lenders”) and TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders (“Administrative Agent”).
RECITALS
WHEREAS, Borrower may, from time to time, desire to borrow from Lenders, and Lenders, may, from time to time, make available to Borrower, term loans (each a “Loan” and collectively the “Loans”); and
WHEREAS, Borrower and Lenders desire that this Agreement shall serve as a master agreement which sets forth the terms and conditions governing any Loan by Lenders to Borrower.
NOW, THEREFORE, in consideration of the agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1

DEFINITIONS
As used herein, all capitalized terms shall have the meanings set forth below. All other capitalized terms used but not defined herein shall have the meaning given to such terms in the UCC. Any accounting term used but not defined herein shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP (provided, that, for purposes of determining compliance with the negative covenants and any financial covenants and, for purposes of such covenants, any related definitions herein (but, for the avoidance of doubt, not any covenants or obligations in respect of the preparation or provision of financial statements hereunder), any obligations of a Person that would have been treated as operating leases in accordance with Accounting Standards Codification 840 (regardless of whether or not then in effect) shall be treated as operating leases for purposes of all financial definitions, calculations and covenants, without giving effect to Accounting Standards Codification 842 or any subsequent changes in GAAP (or the required implementation of any previously promulgated changes in GAAP) relating to the treatment of a lease as an operating lease or capitalized lease or requiring operating leases to be recharacterized or treated as capital leases). The term “financial statements” shall include the accompanying notes and schedules.
“Account” is, as to any Person, any “account” of such Person as “account” is defined in the UCC with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to such Person.
“Account Control Agreement” means any deposit account control agreement or securities account control agreement in a form reasonably acceptable to Administrative Agent required to perfect Administrative Agent’s security interest in Deposit Accounts and Securities Accounts (other than any Excluded Account) pursuant to this Agreement.
“Account Debtor” means, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.

“Administrative Agent” means Trinity Capital Inc., in its capacity as administrative agent and collateral agent under the Loan Documents, or any successor administrative agent and collateral agent appointed in accordance with Article 5.
“Administrative Agent’s Expenses” means all reasonable and documented costs or expenses (including reasonable and documented attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation, documentation, drafting, amendment, modification, administration, perfection and funding of the Loan Documents; and all of Administrative Agent’s attorneys’ reasonable and documented fees, costs and expenses incurred in enforcing or defending the Loan Documents (including reasonable and documented attorneys’ fees and expenses of appeal or review) and the rights of Administrative Agent in and to the Loans and the Collateral or otherwise hereunder, including the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought, whether before or after bankruptcy or insolvency, including all reasonable and documented fees and costs incurred by Administrative Agent in connection with its enforcement of its rights in a bankruptcy or insolvency proceeding filed by or against Borrower, any Subsidiary or their respective Property.
“Advance” means any Loan funds advanced under this Agreement.
“Affiliate” means, with respect to any Person, (i) any other Person that owns or controls directly or indirectly (A) in respect of any Lender or Administrative Agent and for purposes of Section 4.3(i), ten percent (10%) or more of the stock of such Person and (B) otherwise, thirty percent (30%) or more of the stock of such Person, (ii) any other Person that controls or is controlled by or is under common control with such Person and (iii) each of such Person’s executive officers, directors, managers, joint venturers or partners. For purposes of this definition, the term “control” of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting Equity Securities, by contract or otherwise and the terms “controlled by” and “under common control with” shall have correlative meanings.
“Agreement” means this Loan and Security Agreement and all Schedules and Exhibits annexed hereto and made a part hereof, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time by the parties hereto.
“Amortization Date” is set forth on Schedule 1 hereto.
“Amortization Schedule” has the meaning provided in Section 2.1(a).
***
“Anti-Terrorism Laws” means any laws relating to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.
“Applicable Rate” is set forth on Schedule 1 hereto.
“Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender in accordance with Section 8.4 and, to the extent required, consented to by the Administrative Agent and Borrower in accordance with Section 5.4 hereof and substantially in form reasonably acceptable to the Administrative Agent and Borrower.
“Blocked Person” means any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) majority owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.
“Business Day” means a day when the banks in New York, New York are open for business.
“CFC” means any “controlled foreign corporation” as defined in Section 957 of the Code.
“Change of Control” means any of the following (or any combination of the following) whether arising from any single transaction event or series of related transactions or events that, individually or in the aggregate, result in: (a) any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of a sufficient number of Equity Securities of Borrower ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the members of the board directors of Borrower, who did not have such power before such transaction; (b) the Transfer of all or substantially all assets of Borrower and its Subsidiaries, taken as a whole or of a material business line of Borrower ; or (c) Borrower ceasing to own and control, free and clear of any Liens (other than Permitted Liens), directly or indirectly, all of the Equity Securities in each of its Subsidiaries (excluding directors’ qualifying shares and other de minimis local ownership requirements, in each case, required by Requirements of Law) or failing to have the power to direct or cause the direction of the management and policies of each such Subsidiary.
“Closing Date” has the meaning set forth in the preamble hereto.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” has the meaning provided in Article 3.
“Commitments” means, with respect to each Lender, such Lender’s obligation to make Loans to the Borrower hereunder in a principal amount equal to the amount set forth under the heading “Commitment” opposite such Lender’s name on Schedule 2.
“Commitment Fee” is set forth on Schedule 1 hereto.
“Common Stock” means shares of Class A common stock of the Borrower, par value $0.01.
“Compliance Certificate” is that certain certificate in substantially the form attached hereto as Exhibit C.
“Debt” means (a) all indebtedness for borrowed money; (b) all indebtedness for the deferred purchase price of property or services (other than (i) trade payables and accrued expenses incurred in the Ordinary Course of Business, (ii) any earn-out, purchase price adjustment or similar obligation until such obligation appears in the liabilities section of the balance sheet and (iii) any amounts being disputed in good faith by Borrower where such dispute would not cause, or be reasonably expected to cause, a Material Adverse Change); (c) all obligations evidenced by notes, bonds, debentures or other similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) equity securities subject to repurchase or redemption, (f) all obligations, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities in respect of obligations of the kind referred to in subsections (a) through (e) of this definition; and (g) all obligations of the kind referred to in subsections (a) through (f) above secured by (or which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights), but limited to the lesser of the fair market value of such property and the principal amount of such Debt.
“Default Rate” has the meaning set forth in Section 2.2(c).
“Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower, or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any debtor relief law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a bail-in action. Notwithstanding anything to the contrary herein, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Security in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower and each Lender.
“Deposit Account” means any “deposit account” as defined in the UCC with such additions to the term as may hereafter be made, and includes any checking account, savings account, or certificate of deposit.
“Disqualified Lender” means each those Persons agreed to in writing between Borrower and Administrative Agent on or prior to the Closing Date.
“Documentation and Funding Fees” all reasonable and documented costs related to the applicable Loans, including reasonable and documented travel, UCC search, filing, insurance, and legal costs.
“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia.
“EMA” means the European Medicines Agency and any successor agency or entity thereof.
“End of Term Payment” is set forth on Schedule 1 hereto.
“Equity Securities” of any Person means (a) all common stock, preferred stock, participations, shares, partnership interests, membership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

“Event of Default” means the occurrence of any of the following events and conditions at any time, unless waived in writing by Administrative Agent and the Required Lenders:
(a)    failure on the part of Borrower to remit to Administrative Agent any (i) payment of principal or interest on any Loan when due (other (A) than any failure to timely make payment of interest on any Loan when due solely due to a technical error or malfunction on the part of Borrower’s or Administrative Agent’s banking institution, provided that (x) the Borrower immediately notifies the Administrative Agent in writing of such technical error, and (y) the payment is received in full by the Administrative Agent within two (2) Business Days after the original due date (for the avoidance of doubt, this grace period shall apply only in the event of a bona fide technical error or malfunction by a financial institution and shall not apply to payment failures resulting from insufficient funds, administrative oversight, or any other reason), or (B) the failure of Administrative Agent to withdraw the funds in respect of such payment from any Deposit Account of Borrower), or (ii) other Obligations within three (3) Business Days after such Obligations are due and payable and required to be remitted under this Agreement or any Loan Documents (which three (3) Business Day grace period shall not apply to amounts due on the Maturity Date);
(b)    failure on the part of Borrower: (A) to perform any obligation arising under Section 4.2 (other than Sections 4.2(b), (c), (d), (f)(iv), (m), (o), (p), and (s)) or to comply with any covenants of Section 4.3 or (B) duly to observe or perform in any other of its respective covenants or agreements in this Agreement or any other Loan Document, which failure continues for a period of ten (10) Business Days after the occurrence of such breach; provided that, if the default cannot by its nature be cured within the ten (10) Business Day period or cannot after diligent attempts by Borrower be cured within such ten (10) Business Day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default, and provided further, however, that no Loans shall be made during such cure period
(c)    there is (i) a default in any agreement to which Borrower or any of its Subsidiaries is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Debt in an amount in excess of Five Hundred Thousand Dollars ($500,000) or that could reasonably be expected to have a Material Adverse Change; or (ii) (A) a revocation or termination (other than an expiration or non-renewal of any Material Agreement in accordance with its terms) of a Material Agreement by any Person other than Borrower or any of its Subsidiaries, provided that this clause (ii)(A) shall not constitute an Event of Default to the extent that Borrower is able to replace such Material Agreement within thirty (30) days of any termination or revocation thereof, or (B) a default under a Material Agreement that could reasonably be expected to cause a Material Adverse Change;
(d)    if any representation or warranty of Borrower made in this Agreement or in any certificate or other writing delivered pursuant hereto or any other related document is materially incorrect or misleading in light of the circumstances in which it is made as of the time when the same shall have been made;
(e)    any provision of this Agreement or any Lien or security interest of Administrative Agent in a material portion of the Collateral ceases for any reason to be valid, binding and in full force and effect other than as expressly permitted hereunder;
(f)    any bankruptcy, insolvency or other similar proceeding is filed by Borrower or any of its Subsidiaries;
(g)    any involuntary bankruptcy, insolvency or other similar proceeding is filed against Borrower or any of its Subsidiaries and such proceeding or petition shall not be dismissed within forty-five (45) days after filing;

(h)    any assignment is made by Borrower or any attempt by Borrower to assign any of its duties or rights hereunder;
(i)    Borrower is consolidated with, merged with, or sells all or substantially all of its properties and assets to another entity without Administrative Agent’s and Required Lenders’ prior written consent, other than in connection with any transaction not prohibited by this Agreement, provided that no consent of Administrative Agent or Required Lenders shall be required if, in connection with such merger or sale of properties and assets the Obligations (other than inchoate indemnification obligations for which no claims has been made or asserted or other Obligations that, by their express terms, survive the termination of this Agreement) will be paid in full;
(j)    (a) If any material portion of Borrower’s or any of its Subsidiaries’ assets on a consolidated basis (i) is attached, seized, subjected to a writ or distress warrant, or is levied upon or (ii) comes into the possession of any trustee, receiver or person acting in a similar capacity and, in each case, such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within thirty (30) days, (b) if Borrower or any of its Subsidiaries is enjoined, restrained or in way prevented by court order from continuing to conduct all or any material part of its business affairs or (c) if a notice of Lien, levy or assessment if filed of record with respect to a material portion of any of Borrower’s or any of its Subsidiaries’ assets by the United States Government, or any department agency or instrumentality thereof, or by any state, county municipal, or governmental agency, and the same is not paid or discharged within thirty (30) days after Borrower or any Subsidiary receives notice thereof; provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower;
(k)    if any of the Loan Documents shall cease to be, or Borrower shall assert that any of the Loan Documents is not, a legal, valid and binding obligation of Borrower enforceable in accordance with its terms;
(l)    if there occurs a Material Adverse Change to Borrower;
(m)    there is (i) a Change of Control, unless, as a condition to the closing of such change of control the Obligations (other than inchoate indemnification obligations for which no claims has been made or asserted or other Obligations that, by their express terms, survive the termination of this Agreement) will be paid in full, or (ii) a resignation of one or more directors from its board of directors in anticipation of the Borrower’s insolvency, in either case without the prior written consent of Administrative Agent which may be withheld in Administrative Agent’s sole discretion;
(n)    a final, non-appealable judgment against Borrower or any Subsidiary for an amount in excess of Five Hundred Thousand Dollars ($500,000) (not covered by insurance by a solvent independent third party insurance carrier that has confirmed coverage in writing) which is not paid or bonded within thirty (30) days of entry; or
(o)    the Common Stock of Borrower is delisted from a Trading Market because of failure to comply with continued listing standards thereof or due to a voluntary delisting which results in such Common Stock not being listed on any Trading Market for more than two (2) Business Days.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Accounts” means any Deposit Account (a) exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of employees with an account balance not to exceed the amount reasonably estimated to be required for up to two (2) payroll cycles, (b) held with a bank or other financial institution located outside of the United States or (c) holding cash described in clause (o) of the definition of Permitted Liens (and subject to the caps set forth therein).

“Excluded Property” means (a) any property or assets as to which pledges thereof or security interests therein are prohibited or restricted by any contract, agreement, permit, lease or license or applicable law (including any requirement to obtain the consent of any (x) Governmental Authority, (y) similar regulatory third party or (z) under any Restricted License, in each case, except to the extent such consent has been obtained) after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law; (b) any intent-to-use trademark application filed in the United States Patent and Trademark Office, pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. Section 1051, prior to the accepted filing of a “Statement of Use” and issuance of a “Certificate of Registration” pursuant to Section 1(d) of the Lanham Act or an accepted filing of an “Amendment to Allege Use” whereby such intent-to-use trademark application is converted to a “use in commerce” application pursuant to Section 1(c) of the Lanham Act; (c) more than 65% of any voting capital stock and 100% of any non-voting capital stock of any Foreign Sub Holdco or CFC owned directly by the Borrower or any guarantor, solely to the extent a security interest more than 65% of any voting capital stock and 100% of any non-voting capital stock of any Foreign Sub Holdco or CFC owned directly by the Borrower or any guarantor would result in a materially adverse Tax consequence to Borrower, as reasonably determined by the Borrower in writing and in consultation with the Administrative Agent; (d) any equipment, inventory or real property owned by Borrower on the date hereof or hereafter acquired that is subject to a purchase money lien, a lien securing a capital lease obligation or similar financing arrangement, in each case permitted to be incurred under this Agreement, if the contract or other agreement (or the documentation providing for such purchase money obligation, capital lease obligation or similar financing arrangement) in which such lien is granted validly prohibits the creation of any other lien on such equipment, inventory or real property; (e) Excluded Accounts; (f) Accounts transferred in connection with a Permitted Account Transfers, (g) motor vehicles and other assets subject to certificates of title (other than to the extent a lien thereon can be perfected by the filing of a financing statement under the UCC); and (h) those assets that Administrative Agent shall, in good faith consultation with the Borrower, determine in its sole discretion that the cost or other consequence of obtaining a Lien thereon or perfection thereof are excessive in relation to the benefit to the Administrative Agent and Lenders of the security to be afforded thereby; provided that (x) any such limitation described in the foregoing clause (i) on the security interests granted hereunder shall apply only to the extent that any such prohibition could not be rendered ineffective pursuant to the UCC or any other applicable law (including Sections 9-406, 9-407 and 9-408 of the UCC) or principles of equity, (y) in the event of the termination or elimination of any such prohibition or restriction or the requirement for any consent contained in the applicable contract, agreement, permit, lease or license or in any applicable law, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such contract, agreement, permit, lease, license, franchise, authorization or asset shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder, and (z) all rights to payment of money due or to become due pursuant to, and all rights to the proceeds from the sale of, all Excluded Property shall be and at all times remain subject to the security interests created by this Agreement (unless such proceeds would independently constitute Excluded Property). For the avoidance of doubt the foregoing capital stock and assets not included as Collateral pursuant to clause (c) shall constitute Excluded Property for all purposes of the Loan Documents.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Lender or Administrative Agent or required to be withheld or deducted from a payment to a Lender or Administrative Agent: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Lender or Administrative Agent being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which such Lender acquires the applicable interest in such Loan or Commitment or changes its lending office, except in each case to the extent that, pursuant to Section 2.11, additional amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changes its lending office, (c) Taxes attributable to such Lender’s or Administrative Agent’s failure to comply with Section 2.11(g), and (d) any Taxes imposed under FATCA.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version to the extent such version is substantively comparable and not materially more onerous to comply with), any current or future Treasury Regulations or official administrative interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above), any intergovernmental agreement, treaty or convention among Governmental Authorities (and any related fiscal or regulatory legislation, rules or official practices) implementing the foregoing.
“FDA” means the United States Food and Drug Administration and any successor agency or entity thereof or any analogous agency or entity in any other jurisdiction.
“Foreign Pledge Documents” means each of the German Pledge Documents, the Swiss Pledge Documents.
“Foreign Sub Holdco” means any Subsidiary that has no material assets other than capital stock, or capital stock and indebtedness (of the same entity), in one or more CFCs or Foreign Sub Holdcos, other than any Subsidiary formed for the purposes of complying with Section 4.2(y)(iv).
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“GAAP” means generally accepted accounting principles, consistently applied, as in effect from time to time in the United States.
“German Pledge Agreement" means a share pledge agreement, by and among Administrative Agent, Borrower and the German Subsidiary, which shall be governed by German law.
“German Pledge Documents" means the German Pledge Agreement and each agreement or instrument delivered in connection with the transactions contemplated by the German Pledge Agreement.
“German Subsidiary” a limited liability company (Gesellschaft mit beschränkter Haftung (GmbH)) incorporated under German law, with business seat (Sitz) in Munich, Germany and registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich under HRB 186900.
“Good Faith Deposit” is the fully earned and non-refundable deposit in the amount of One Hundred Thousand Dollars ($100,000), which will be applied toward Administrative Agent’s Expenses on the Closing Date.
“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.
“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body (including, without limitation the FDA and the EMA), court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.
“Healthcare Laws” means the Requirements of Law relating to the production, preparation, propagation, compounding, conversion, pricing, marketing, promotion, sale, distribution, coverage, or reimbursement of a drug, device, biological or other medical item, supply or service, including, without limitation, the U.S. Food, Drug and Cosmetic Act of 1938 (“FD&C Act”), 21 U.S.C. § 301 et seq., as

amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder; the federal False Claims Act (31 U.S.C. §§ 3729 et seq.); the federal anti-kickback statute (42 U.S.C. § 1320a- 7b); the Stark laws (42 U.S.C. § 1395nn); the Program Fraud Civil Remedies Act (31 U.S.C.§ 3801 et seq.) and the Federal Health Care Fraud Law (18 U.S.C. § 1347); the Health Insurance Portability and Accountability Act of 1996 (HIPAA), as amended by the Health Information Technology for Economic and Clinical Health (HITECH) Act (“HIPAA”); the federal healthcare program civil money penalty and exclusion authorities (42 U.S.C. §1320a-7a); the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h); the Requirements of Law applicable to Medicare, Medicaid, and other healthcare programs of other Governmental Authorities, including the Veterans Health Administration and United States Department of Defense healthcare and contracting programs; and the analogous Requirements of Law of any other jurisdiction, including any state and local Governmental Authorities in the United States.
“Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Identified Competitor” means each those Persons agreed to in writing between Borrower and Administrative Agent on or prior to the Closing Date.
“Intellectual Property” means any and all intellectual property, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, all rights therein, and all rights to sue at law or in equity for any past present or future infringement, violation, misuse, misappropriation or other impairment thereof, whether arising under United States, multinational or foreign laws or otherwise, including the right to receive injunctive relief and all proceeds and damages therefrom.
“Intercompany Subordination Agreement” means the Intercompany Subordination Agreement, dated as of the hereof, by and among Borrower, each Subsidiary of Borrower, and Administrative Agent (as amended, amended and restated, supplemented or otherwise modified from time to time).
“Interest Only Period” is set forth on Schedule 1 hereto.
“Investment” means the purchase or acquisition of any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or the extension of any advance, loan, extension of credit or capital contribution to, or any other investment in, or deposit with, any Person.
“IP Security Agreement” means (i) the Intellectual Property Security Agreement, dated as of the date hereof, by and among Administrative Agent and each grantor party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time), and (ii) each other intellectual property security agreement in favor of Administrative Agent delivered pursuant to this Agreement.
“Key Person” is each of Borrower’s (i) Chief Executive Officer, who is Robert Spignesi as of the Closing Date, and (ii) Chief Financial Officer, who is Sean Wirtjes as of the Closing Date.
“Knowledge” or “Knowledge of Borrower” means the actual knowledge of a Key Person; provided, that such Key Person, shall use reasonable efforts to obtain actual knowledge with respect to the subject matter of any representations, warranties, certifications, and covenants made or to be made by Borrower under this Agreement, whether as of the date of any Advance or at any other time such representations, warranties, certifications, or covenants are required to be true, accurate, or complied with pursuant to the terms of this Agreement.

“Lien” means a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.
“Loan Advance Request Form” is that certain form attached hereto as Exhibit D.
“Loan Documents” means this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the IP Security Agreement, Pledge Agreement, the Foreign Pledge Documents, every Account Control Agreement, the Intercompany Subordination Agreement, any Subordination Agreement or other intercreditor agreement, any documents pertaining to a mortgage, any landlord waivers and bailee waivers, the Perfection Certificate, each Compliance Certificate, each Loan Advance Request Form and every other document evidencing, securing or relating to the Loans, in each case as amended, amended and restated, supplemented or otherwise modified from time to time (but excluding, in all cases, any Warrant).
“Loan Termination Date” means (a) with respect to the Tranche B Loan, the Tranche B Loan Termination Date, (b) with respect to the Tranche C Loan, the Tranche C Loan Termination Date, and (c) with respect to the Tranche D Loan, the day immediately prior to the Maturity Date.
“Loans” has the meaning set forth in the preamble above.
“Material Adverse Change” means (a) a material impairment in the perfection or priority of the Lien in the Collateral pursuant to the Loan Documents to which Borrower or any of its Subsidiaries is a party or in the value of the Collateral, in each case other than as a result of Permitted Liens; (b) a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of Borrower and their Subsidiaries taken as a whole; (ii) the prospect of repayment of any part of the Obligations when due; or (iii) the ability to enforce any rights or remedies under the Loan Documents with respect to any Obligations, in each case, as reasonably determined by Administrative Agent, or (c) a material impairment of the ability of Borrower to perform its obligations under or remain in compliance with this Agreement and the other Loan Documents, taken as a whole.
“Material Agreement” means each (a) license, agreement or other contractual arrangement (***) with a Person or Governmental Authority whereby Borrower or any of its Subsidiaries is reasonably likely to be required to transfer, either in-kind or in cash, prior to the Maturity Date, assets or property valued (book or market) at more than ***, or (b) any agreement or contract to which Borrower is a party, the termination of which (other than an expiration or non-renewal of such agreement or contract in accordance with its terms) could cause a Material Adverse Change.
“Material Foreign Subsidiary” means any Foreign Subsidiary that has assets or revenue in excess of 5% of the consolidated assets or consolidated revenue of Borrower and its Subsidiaries; provided, that, all Foreign Subsidiaries that do not constitute a Material Foreign Subsidiary shall not have assets or revenue in an aggregate amount in excess of 10% of Borrower and its Subsidiaries’ consolidated assets or revenue; provided, further, that a Foreign Sub Holdco, shall not be a Material Foreign Subsidiary; provided, further, that, in each case, any assets in respect of intercompany receivables and other intercompany obligations owed by a Borrower or its Subsidiary to a Foreign Subsidiary, in each case to the extent such receivables and obligations are subject to the terms of the Intercompany Subordination Agreement, shall be excluded from such applicable determination.
“Maturity Date” is set forth on Schedule 1 hereto.
“Obligations” means all present and future obligations owing by Borrower to Administrative Agent and the Lenders governed or evidenced by the Loan Documents (other than any Warrant) whether or not for the payment of money, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during or after the commencement of any bankruptcy case in which Borrower is a debtor (specifically including interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Borrower, whether or not a claim for such post-commencement interest is allowed), including but not limited to any obligations arising pursuant to letters of credit or acceptance transactions or any other financial accommodations.
“OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control.
“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Closing Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.
“Ordinary Course of Business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business as conducted by any such Person in accordance with (a) the usual and customary customs and practices in the kind of business in which such Person is engaged, and (b) the past practice and operations of such Person, and in each case, undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document.
“Other Connection Taxes” means, with respect to any Lender or Administrative Agent, Taxes imposed as a result of a present or former connection between such Lender or Administrative Agent and the jurisdiction imposing such Tax (other than connections arising from such Lender or Administrative Agent having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
“Participant” shall have the meaning provided in Section 8.18.
“Participant Register” shall have the meaning provided in Section 8.18.
“Payment Date” means the first (1st) day of each month, or if such day is not a Business Day, the next Business Day.
“Perfection Certificate” means the perfection certificate delivered to Administrative Agent dated as of the Closing Date, as may be updated by Borrower in accordance with this Agreement.
“Permits” means all licenses, certificates, accreditations, product clearances, approvals, authorizations, provider numbers or provider authorizations, supplier numbers, provider numbers, marketing authorizations, other authorizations, registrations, listing, permits, consents and approvals of the Borrower and each of its Subsidiaries required under any Requirement of Law applicable to Borrower’s business or necessary in the developing, manufacturing, importing, exporting, possession, ownership, warehousing, marketing, promoting, sale, labeling, furnishing, distribution, or delivery of goods or services under Requirements of Law applicable to the business of the Borrower or any of its Subsidiaries. Without limiting the generality of the foregoing, “Permits” includes all governmental authorizations and product authorizations of the Borrower and each of its Subsidiaries.

“Permitted Account Transfer” means ***.
“Permitted Debt” means and includes:
(a)    Debt of Borrower to Lenders under this Agreement;
(b)    Debt of Borrower in an aggregate principal amount not to exceed Five Hundred Thousand Dollars ($500,000) at any time, secured by Liens permitted under clause (g) of the definition of Permitted Liens;
(c)    Debt of Borrower existing on Closing Date and set forth on the Perfection Certificate;
(d)    Debt in respect of netting services, overdraft protections and otherwise in connection with deposit accounts, in each case, in the Ordinary Course of Business;
(e)    Debt consisting of the financing of insurance premiums in the Ordinary Course of Business;
(f)    Debt to carriers, warehousemen, mechanics, and materialmen, in each case arising in the Ordinary Course of Business, for sums not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained in accordance with GAAP;
(g)    (i) Debt of any Borrower or guarantor to any other Borrower or a guarantor; (ii) Debt of any Subsidiary that is not a Borrower or a guarantor owing to any other Subsidiary that is not a Borrower or a guarantor; (iii) Debt of any Subsidiary that is not a Borrower or a guarantor owing to a Borrower or a guarantor and (iv) Debt of any Borrower or a guarantor owing to a Foreign Subsidiary in connection with an Investment permitted by clause (f)(iii) of the definition of “Permitted Investments”, provided that Debt pursuant to this clause (iv) is subordinated to the Obligations pursuant to the Intercompany Subordination Agreement;
(h)    Debt in respect of letters of credit, banker’s acceptances or similar arrangements, provided that the aggregate principal amount of any such Debt outstanding at any time shall not exceed Five Hundred Thousand Dollars ($500,000);
(i)    Debt in respect of letters of credit, bankers’ acceptances or similar instruments issued for the benefit of such Person providing workers’ compensation, health, disability, employee or other types of social security benefits pursuant to reimbursement or indemnification obligations to such Person, in each case, incurred in the Ordinary Course of Business; provided that any reimbursement obligations in respect thereof are reimbursed within thirty (30) days following the incurrence thereof (or such longer period as is permitted without interest or other charges under the benefit under which reimbursement is to be made);
(j)    Debt in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the Ordinary Course of Business;
(k)    Debt incurred as a result of endorsing negotiable instruments received in the Ordinary Course of Business;
(l)    Debt of the Borrower and its Subsidiaries in an aggregate principal amount, for all such Debt taken together, not to exceed Five Hundred Thousand Dollars ($500,000) at any time outstanding;

(m)    guaranties by a Borrower or Subsidiary of Permitted Debt incurred in the Ordinary Course of Business; provided, any such guaranty shall be subordinated to the Obligations to the same extent and on the same terms and conditions as the Debt guaranteed has been subordinated to the Obligations;
(n)    Subordinated Debt;
(o)    unsecured Debt in an aggregate principal amount not to exceed Five Hundred Thousand Dollars ($500,000) at any time outstanding incurred in the Ordinary Course of Business in respect of credit cards, credit card processing services, debit cards, stored value cards, commercial cards (including so called “purchase cards”, “procurement cards” or “p cards”); and
(p)    extensions, refinancings, modifications, amendments and restatements of any items of Permitted Debt under subsections (a)-(c) above; provided that the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon Borrower.
“Permitted Investment” means
(a)    Deposits and Deposit Accounts (which shall be subject to Account Control Agreements to the extent required herein) with commercial banks organized under the laws of the United States or a state thereof to the extent: (i) the Deposit Accounts of each such institution are insured by the Federal Deposit Insurance Corporation up to the legal limit; and (ii) each such institution has an aggregate capital and surplus of not less than One Hundred Million Dollars ($100,000,000);
(b)    Investments in marketable obligations issued or fully guaranteed by the United States and maturing not more than one (1) year from the date of issuance;
(c)    Investments in open market commercial paper rated at least “A1” or “P1” or higher by a national credit rating agency and maturing not more than one (1) year from the creation thereof;
(d)    Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the Ordinary Course of Business;
(e)    Investments outstanding on the Closing Date and set forth on the Perfection Certificate;
(f)    Investments (i) by Borrower into another Borrower or a guarantor, (ii) by Borrower in Subsidiaries that are not Borrowers or guarantors hereunder not to exceed One Hundred Fifty Thousand Dollars ($150,000) in the aggregate in any fiscal year, (iii) by Borrower in Foreign Subsidiaries in respect of transfer pricing and cost-sharing arrangements (i.e. “cost-plus” arrangements) that are in the Ordinary Course of Business and consistent with Borrower and its Subsidiaries’ historical practices provided that the margin shall not exceed 5% except if approved by Administrative Agent, and (iv) by Subsidiaries that are not Borrowers or guarantors hereunder in other Subsidiaries that are not Borrowers or guarantors hereunder;
(g)    Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the Ordinary Course of Business;
(h)    Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the Ordinary Course of Business; provided that this paragraph shall not apply to Investments of Borrower in any Subsidiary;

(i)    Investments not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate at any time outstanding consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, and (ii) loans to employees, officers or directors relating to the purchase of Equity Securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s board of directors;
(j)    deposits made to secure the performance of leases, licenses or contracts in the Ordinary Course of Business; and
(k)    other Investments aggregating not in excess of Five Hundred Thousand Dollars ($500,000) at any time.
“Permitted Liens” means any of the following:
(a)    Liens of the Administrative Agent pursuant to this Agreement or the other Loan Documents;
(b)    Liens outstanding on the Closing Date and set forth on the Perfection Certificate;
(c)    Liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained in accordance with GAAP;
(d)    Liens arising in the Ordinary Course of Business (such as Liens of carriers, warehousemen, mechanics, and materialmen) and other similar Liens imposed by law for sums not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained in accordance with GAAP;
(e)    easements, rights of way, restrictions, minor defects or irregularities in title or other similar Liens which alone or in the aggregate do not interfere in any material way with the ordinary conduct of the business of Borrower;
(f)    Liens consisting of purchase money security interests and capital leases for equipment financing not to exceed the amount permitted under clause (b) of the definition of “Permitted Debt”;
(g)    Leases or subleases of real property, and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property), in each case granted in the in the Ordinary Course of Business, if the leases, subleases, licenses and sublicenses do not prohibit granting Administrative Agent a security interest therein;
(h)    non-exclusive licenses of Intellectual Property granted to third parties in the Ordinary Course of Business;
(i)    customary Liens in favor of other financial institutions in connection with statutory, common law and contractual rights of setoff and recoupment arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that each such account shall be subject to Account Control Agreements as required herein;
(j)    Liens on insurance policies and the proceeds thereof granted to secure the financing of insurance premiums with respect thereto to the extent permitted under clause (e) of the definition of Permitted Debt;

(k)    Liens on Accounts sold pursuant to a Permitted Account Transfer, where the description of the collateral relating to any such financing statement specifies that such financing statement is intended to create a security interest to the extent that the related sale of Accounts is recharacterized by a court (or otherwise by operation of law) as a secured loan or other transaction that is not a true sale of such Accounts;
(l)    Liens incurred in the Ordinary Course of Business (other than Liens imposed by ERISA) in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Debt);
(m)    Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the Ordinary Course of Business and permitted under this Agreement;
(n)    Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default hereunder;
(o)    Liens on cash and cash equivalents securing up to 105% of the amount of obligations of the type described in clause (h) of the definition of “Permitted Debt”;
(p)    Liens in favor of financial institutions arising in the Ordinary Course of Business in connection with Deposit Accounts and Securities Accounts held at such financial institutions and payment processor accounts, in each case, as permitted under this Agreement, provided that such Liens only secure fees and service charges and customary chargebacks or reversals of credits associated with such accounts, and not Debt; and
(q)    other Liens securing obligations in an aggregate principal amount not exceeding Two Hundred Fifty Thousand Dollars ($250,000) at any time.
“Permitted Transfer” means any of the following:
(a)    the use or Transfer of cash or cash equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents;
(b)    Transfers of assets by a Borrower or guarantor to a Borrower or guarantor;
(c)    non-exclusive licenses of Intellectual Property in the Ordinary Course of Business;
(d)    Permitted Account Transfers;
(e)    the making of Permitted Investments;
(f)    the granting of Permitted Liens;
(g)    any involuntary loss, damage or destruction of property;
(h)    any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise;
(i)    the making of any payments expressly permitted by Section 4.3(g);

(j)    any abandonment, cancellation, non-renewal or discontinuance of use or maintenance of Intellectual Property (or rights relating thereto) of Borrower or any Subsidiary thereof registered or registrable in any jurisdiction other than the United States that the Borrower reasonably determines in good faith is desirable in the conduct of its business and not adverse to the interests of the Administrative Agent or Lenders;
(k)    leases or subleases of real property or equipment not necessary to the business of Borrower or any of its Subsidiaries; and
(l)    other Transfers of assets having a fair market value of not more than $250,000 per fiscal year.
“Person” means and includes any individual, any partnership, any corporation, any business trust, any joint stock company, any limited liability company, any unincorporated association or any other entity and any domestic or foreign national, state or local government.
“Pledge Agreement” means the Pledge Agreement, dated as of the date hereof, by and among Administrative Agent and Borrower (as amended, restated, amended and restated, modified or supplemented from time to time).
“Potential Event of Default” means any event or circumstance, which, with the giving of notice or lapse of time or both, would become an Event of Default.
“Prime Rate” means, at any time the rate of interest noted in The Wall Street Journal, Money Rates section, as the “Prime Rate”. In the event that The Wall Street Journal quotes more than one rate, or a range of rates, as the Prime Rate, then the Prime Rate shall mean the average of the quoted rates. In the event that The Wall Street Journal ceases to publish a Prime Rate, then the Prime Rate shall be as announced by Administrative Agent based on a national publication reasonably selected by Administrative Agent and notified to Borrower in writing.
“Pro Rata Share” means, with respect to:
(a)    a Lender’s obligation to make Loans and the right to receive payments of interest, fees and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Commitments, by (ii) the Total Commitments, provided that if the Total Commitments have been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Loans and the denominator shall be the aggregate unpaid principal amount of the Loans, and
(b)    all other matters (including, without limitation, the indemnification obligations arising under Section 5.7), the percentage obtained by dividing (i) the sum of the unpaid principal amount of such Lender’s portion of the Loans, by (ii) the sum of the aggregate unpaid principal amount of the Loans.
“Product” means any current or future service or product researched, designed, developed, manufactured, licensed, marketed, sold, performed, distributed or otherwise commercialized by the Borrower or any of its Subsidiaries, and any such product in development or which may be developed.
“Property” means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.
“Proprietary Consumables” means ***.
“Register” shall have the meaning provided in Section 8.18.

“Required Lenders” means Lenders (other than Defaulting Lenders) whose Pro Rata Shares (without giving effect to the Pro Rata Share of Defaulting Lenders) aggregate at least 50.1%; provided that such Lenders must include Administrative Agent (unless Administrative Agent is a Defaulting Lender).
“Requirement of Law” means as to any Person, any law (including Healthcare Laws), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority (including, for the avoidance of doubt, the Basel Committee on Banking Supervision and any successor thereto or similar authority or successor thereto), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer” means each of the chief executive officer, the chief operating officer, the chief financial officer, president, treasurer, vice president of finance and the controller of Borrower, as well as any other officer or employee identified as an authorized officer in the corporate resolution delivered by Borrower to Administrative Agent in connection with this Agreement.
“Restricted License” means any license or other agreement with respect to which Borrower is the licensee and such license or other agreement is material to Borrower’s business and that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property.
“Secured Parties” means the Lenders, Administrative Agent, each other Indemnified Person and any other holder of any Obligation.
“Securities Account” means any “securities account” as defined in the UCC with such additions to such term as may hereafter be made.
“Solvent” with respect to any person or entity or group as of any date of determination, means that on such date (a) the present fair salable value of the property and assets of such person or entity or group exceeds the debts and liabilities, including contingent liabilities, of such person or entity or group, (b) the present fair salable value of the property and assets of such person or entity or group is greater than the amount that will be required to pay the probable liability of such person or entity or group on its debts and other liabilities, including contingent liabilities, as such debts and other liabilities become absolute and matured, (c) such person or entity or group does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts and liabilities, including contingent liabilities, beyond its ability to pay such debts and liabilities as they become absolute and matured, and (d) such person or entity or group does not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Subordinated Debt” means Debt incurred by Borrower or its Subsidiary which is subordinated to all of Borrower’s now or hereafter arising Debt to Administrative Agent and the Lenders pursuant to a Subordination Agreement.
“Subordination Agreement” means a subordination, intercreditor or other similar agreement in form and substance acceptable to Administrative Agent in its sole discretion.
“Subsidiary” as to any Person, means any corporation, partnership, limited liability company, joint venture, trust or estate of or in which more than fifty percent (50%) of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class of such corporation may have voting power upon the happening of a contingency), (b) the interest in the capital or profits of such partnership, limited liability company, or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Swiss Pledge Agreement" means a share pledge agreement, by and among Administrative Agent, Borrower and the Swiss Subsidiary, which shall be governed by the laws of Switzerland.
“Swiss Pledge Documents" means the Swiss Pledge Agreement and each agreement or instrument delivered in connection with the transactions contemplated by the Swiss Pledge Agreement.
“Swiss Subsidiary” means Rapid Micro Biosystems Services Switzerland GmbH.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges in the nature of a tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Total Commitments” means the sum of the amounts of the Lenders’ Commitments.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).
“Tranche A Availability Amount” is set forth on Schedule 1 hereto.
“Tranche A Loan” shall have the meaning provided in Section 2.1(b).
“Tranche B Availability Amount” is set forth on Schedule 1 hereto.
“Tranche B Loan” shall have the meaning provided in Section 2.1(b).
“Tranche B Loan Termination Date” is set forth on Schedule 1 hereto.
“Tranche B Milestone” is set forth on Schedule 1 hereto.
“Tranche C Availability Amount” is set forth on Schedule 1 hereto.
“Tranche C Loan” shall have the meaning provided in Section 2.1(b).
“Tranche C Loan Termination Date” is set forth on Schedule 1 hereto.
“Tranche C Milestone” is set forth on Schedule 1 hereto.
“Tranche D Availability Amount” is set forth on Schedule 1 hereto.
“Tranche D Loan” shall have the meaning provided in Section 2.1(b).
“Transfer” means to convey, sell, lease, transfer, assign, or otherwise dispose of.
“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York; provided, however, in the event, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the security interest of Administrative Agent in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions relating to such attachment, perfection or priority and for purposes of definitions related to such provisions; provided, further, that the term “UCC” shall include Article 9 thereof as in effect on the Closing Date.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“Warrant” means (a) the Warrant to Purchase Common Stock, dated as of the date hereof, issued by Borrower in favor of each Lender and (b) each other warrant or warrants issued by Borrower during the term of any Loans, in favor of any Lender to purchase securities of Borrower.
ARTICLE 2

THE LOANS
2.1    The Loans.
(a)    Subject to the terms and conditions of this Agreement, each Lender severally hereby agrees to make a Loan to the Borrower in a principal amount not to exceed the amount of such Lender’s Commitments. Borrower hereby unconditionally promises to pay each Lender, ratably, the outstanding principal amount of all Loans advanced by such Lender, accrued and unpaid interest, fees and charges thereon and to pay all other Obligations as and when due in accordance with this Agreement. If the aggregate outstanding principal amount of Loans at any time exceeds the Total Commitments, Borrower shall immediately repay such excess in full. The Obligations of Borrower under this Agreement shall at all times be absolute and unconditional. Borrower acknowledges and agrees that any obligation of any Lender to make any Loan hereunder is strictly contingent upon the satisfaction of the conditions set forth in Sections 2.4, 2.5, and 2.6 (as applicable). For each Loan, Borrower shall make (i) monthly payments of interest only in arrears at the Applicable Rate during the Interest Only Period and (ii) beginning on the Amortization Date, equal monthly payments on each subsequent Payment Date in an amount determined through a calculation fully amortizing the outstanding principal balance due under each Loan at the Applicable Rate over the period from the Amortization Date through (and including) the Maturity Date. For clarity, the payment schedule with respect to the Tranche A Loan as of the Closing Date is reflected in Exhibit A attached hereto, and Administrative Agent may update such payment schedule from time to time in accordance with the terms of the Loan Documents (as amended from time to time, the “Amortization Schedule”). In the event of any inconsistency between the Amortization Schedule and the terms of the Loan Documents (including this Section 2.1), the terms of the Loan Documents shall prevail. Any and all unpaid Obligations, including principal and accrued and unpaid interest in respect of the Loans, fees, charges, and other sums, if any, shall be due and payable in full on the Maturity Date. Borrower shall continue to comply with all of the terms and provisions hereof until all of the Obligations (other than inchoate indemnification obligations for which no claims has been made or asserted or other Obligations that, by their express terms, survive the termination of this Agreement) are paid and satisfied in full. After the applicable Loan Termination Date, no further Loans of the applicable tranche shall be available from the Lenders. Once repaid, no Loans may be reborrowed.
(b)    The initial Advance hereunder, to be funded on the date hereof upon satisfaction of the conditions in Sections 2.4 and 2.5, shall be an amount equal to the Tranche A Availability Amount (the “Tranche A Loan”). Thereafter, upon satisfaction of the conditions set forth in Section 2.4 and 2.6(a), Borrower may request, and the Lenders will fund, an additional Advance equal to the Tranche B Availability Amount (the “Tranche B Loan”). Thereafter, upon satisfaction of the conditions set forth in Section 2.4 and 2.6(b), Borrower may request, and the Lenders will fund, an additional Advance equal to the Tranche C Availability Amount (the “Tranche C Loan”). Thereafter, upon satisfaction of the conditions set forth in Section 2.4 and 2.6(c), Borrower may request, and the Lenders will fund, an additional Advance equal to the Tranche D Availability Amount (the “Tranche D Loan”).

2.2    Advances and Interest.
(a)    All Loans requested by Borrower must be requested by 11:00 A.M. Arizona time, (i) with respect to the Tranche A Loan, on the Closing Date, and (ii) otherwise, five (5) Business Days prior to the date of such requested Loan. All requests or confirmations of requests for a Loan are to be in writing to Administrative Agent and may be sent by telecopy or facsimile transmission or by email provided that Administrative Agent shall have the right to require that receipt of such request not be effective unless confirmed via telephone with Lender. Borrower may not request more than one (1) Loan per calendar month. As express conditions precedent to Lender making each Loan to Borrower, Borrower shall deliver to Administrative Agent the documents, instruments and agreements required pursuant to Sections 2.4, 2.5, and 2.6 (as applicable) of this Agreement (including, without limitation, the Loan Advance Request Form). Except as otherwise provided in this Section 2.2(a), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Commitments of the Lenders with respect to the applicable tranche of Loans, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.
(b)    The following amounts shall be deducted from each Loan advanced hereunder: (i) as to the Tranche A Loan advanced hereunder, the applicable Commitment Fee and the applicable Documentation and Funding Fees, (ii) as to the Tranche B Loan, the applicable Commitment Fee and the applicable Documentation and Funding Fees, (iii) as to the Tranche C Loan, the applicable Commitment Fee and the applicable Documentation and Funding Fees, and (iv) as to the Tranche D Loan, the applicable Commitment Fee and the applicable Documentation and Funding Fees.
(c)    Beginning on the date of each Advance, the unpaid principal balance of all advanced Loans and all other Obligations hereunder shall bear interest, payable in arrears, subject to the terms hereof, at the Applicable Rate. All payments shall be due to Administrative Agent on the applicable Payment Date, or if such day is not a Business Day, the next succeeding Business Day. If Borrower fails to make a monthly payment due within five (5) Business Days after the date such payment is due, Administrative Agent, on behalf of the Lenders, shall have the right to require Borrower to pay to Lender a late charge equal to five percent (5%) of the past due payment. After the occurrence and during the continuance of an Event of Default hereunder, Administrative Agent, on behalf of the Lenders, shall have the right to increase the per annum effective rate of interest on all Loans outstanding hereunder to a rate equal to 400 basis points in excess of the Applicable Rate (the “Default Rate”). All contractual rates of interest chargeable on outstanding Loans, shall continue to accrue and be paid even after default, maturity, acceleration, judgment, bankruptcy, insolvency proceedings of any kind or the happening of any event or occurrence similar or dissimilar. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such court determines Lenders have charged or received interest hereunder in excess of the highest applicable rate, Administrative Agent, shall in its sole discretion and acting on behalf of the Lenders, apply and set off such excess interest received by Lenders against other Obligations hereunder due or to become due and such rate shall automatically be reduced to the maximum rate permitted by such law.
(d)    Interest shall be computed on the basis of a 360-day year, and twelve 30-day months. For any partial month interest periods, interest will be charged for the actual number of days elapsed. In computing interest, (i) all payments received after 12:00 p.m. Arizona time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the making of the Loans shall be included and the date of payment shall be excluded. Changes to the Applicable

Rate based on changes to the Prime Rate, shall be effective as of the day immediately following the date of such change, and to the extent, of such change.
(e)    Upon the occurrence and during the continuance of an Event of Default and/or the Maturity Date, any moneys on deposit with Administrative Agent may, at the direction of the Required Lenders, be applied against the Obligations in such order and manner as Administrative Agent may elect or as may otherwise be required under this Agreement.
2.3    Administrative Agent Accounts. Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iii) the amount of any sum received by Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
2.4    Conditions Precedent to Each Advance. It shall be an express condition precedent to each Lender’s obligation to make an Advance of each Loan that (i) the representations and warranties contained in Section 4.1 shall be true and correct in all material respects as of the date of such Advance (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and provided, further, that those representations and warranties expressly referring to another date shall be true and correct in all material respects as of such other date), (ii) no Event of Default or Potential Event of Default shall have occurred and be continuing, (iii) receipt by Administrative Agent of an executed Loan Advance Request Form in the form of Exhibit D attached hereto, (iv) no circumstance shall exist that could reasonably be expected to have a Material Adverse Change, (v) all governmental and third party approvals necessary in connection with the Loan and this Agreement shall have been obtained and be in full force and effect, and (vi) Administrative Agent’s satisfaction, in Administrative Agent’s sole discretion, with the results of Administrative Agent’s due diligence investigation, including, without limitation, review of the financial statements of Borrower dated no more than thirty (30) days prior to the funding of such Advance (provided, that, Administrative Agent shall notify Borrower in writing as soon as reasonably practical of the satisfaction of the condition set forth in this Section 2.4(vi) or the failure of such condition to be satisfied in connection with the applicable Advance).
2.5    Conditions Precedent to the Tranche A Loan. It shall be an express condition precedent to a Lender’s obligation to make an Advance of the Tranche A Loan that Borrower shall provide or cause to be provided to Administrative Agent all of the following items:
(a)    UCC-1 financing statements designating Borrower, as debtor, and Administrative Agent, as secured party for the benefit of Lenders, for filing in the state of Borrower’s incorporation or formation, as applicable, the state of Borrower’s chief executive office which may be perfected under the UCC by the filing of a UCC-1 financing statement, together with any other documents Administrative Agent deems necessary to evidence or perfect Administrative Agent’s security interest with respect to the Collateral;
(b)    a certificate of the secretary or Responsible Officer of Borrower as to authorizing resolutions and Operating Documents of Borrower with specimen signatures;
(c)    the Operating Documents of Borrower and good standing certificates from each of Borrower’s jurisdiction of organization and chief executive office location, and each jurisdiction in which Borrower is qualified to conduct business (unless the failure of Borrower to be so qualified in each jurisdiction could not result in a Material Adverse Change);
(d)    [reserved];

(e)    insurance certificates evidencing that the Borrower, its Subsidiaries, and the Collateral are insured in accordance with the requirements of Section 4.2(q) hereof;
(f)    a recent Lien search in each of the jurisdictions where the Borrower is organized and the material assets of Borrower are located, and such searches reveal no Liens on any of the assets of Borrower, except for Permitted Liens;
(g)    payment in full of the applicable Commitment Fee and the Tranche A Documentation and Funding Fees;
(h)    a fully executed copy of this Agreement;
(i)    the fully executed Warrant in respect of the Tranche A Loan;
(j)    subject to Section 4.2(y)(i), fully executed Account Control Agreements in respect of each of Borrower’s Deposit Accounts and Securities Accounts (other than Excluded Accounts) disclosed on the Perfection Certificate as of the date hereof;
(k)    [reserved];
(l)    fully executed copies of each other Loan Document;
(m)    a duly executed legal opinion of counsel to Borrower dated as of the Closing Date;
(n)    a completed Perfection Certificate for Borrower and each of its Subsidiaries; and
(o)    such other documents and completion of such other matters as Administrative Agent may reasonably deem necessary and appropriate.
2.6    Conditions Precedent to Subsequent Loans.
(a)    It shall be an express condition precedent to each Lender’s obligation to make the Advance of the Tranche B Loan that:
(i)    the Advance of the Tranche B Loan shall occur on or prior to the Tranche B Loan Termination Date;
(ii)    Borrower shall achieved the Tranche B Milestone;
(iii)    the amount of such Advance shall be equal to the Tranche B Availability Amount;
(iv)    Administrative Agent shall have received payment in full of the Documentation and Funding Fee and the applicable Commitment Fee; and
(v)    Borrower shall have executed and delivered to each Lender a Warrant in respect of the Tranche B Loan, in the substantially the same form as the Warrant delivered to the Lenders on the Closing Date;
(b)    It shall be an express condition precedent to each Lender’s obligation to make the Advance of the Tranche C Loan that:

(i)    the Advance of the Tranche C Loan shall occur on or prior to the Tranche C Loan Termination Date;
(ii)    Borrower shall achieved the Tranche C Milestone;
(iii)    the amount of such Advance shall be equal to the Tranche C Availability Amount;
(iv)    Administrative Agent shall have received payment in full of the Documentation and Funding Fee and the applicable Commitment Fee; and
(v)    Borrower shall have executed and delivered to each Lender a Warrant in respect of the Tranche C Loan, in the substantially the same form as the Warrant delivered to the Lenders on the Closing Date;
(c)    It shall be an express condition precedent to each Lender’s obligation to make the Advance of the Tranche D Loan that:
(i)    Administrative Agent and the Lenders, in their sole and absolute discretion, shall have determined to proceed with the funding of the Tranche D Loan;
(ii)    the Advance of the Tranche D Loan shall occur prior to the Maturity Date;
(iii)    the amount of such Advance shall be equal to the Tranche D Availability Amount;
(iv)    Administrative Agent shall have received payment in full of the Documentation and Funding Fee and the applicable Commitment Fee; and
(v)    Borrower shall have executed and delivered to each Lender a Warrant in respect of the Tranche D Loan, in the substantially the same form as the Warrant delivered to the Lenders on the Closing Date;
2.7    Voluntary Prepayment. Borrower may prepay the Loans at any time, in whole or in part, subject to payment of the premium set forth below (“Prepayment Premium”). The calculated pre-payment amount shall include the outstanding principal due under each Loan at the time of retirement, any partially accrued interest thereon, and a Prepayment Premium based on the following schedule:
(a)    on or before the first anniversary of the Closing Date the Prepayment Premium shall be equal to 3% of the principal being repaid.
(b)    after the first anniversary of the Closing Date and on or before the second anniversary of the Closing Date the Prepayment Premium shall be equal to 2% of the principal being repaid.
(c)    after the second anniversary of the Closing Date and before the Maturity Date the Prepayment Premium shall be equal to 1% of the principal being repaid.
Notwithstanding the foregoing, in the event that (a) Borrower has satisfied all conditions precedent to the funding of a Loan as set forth in Section 2.4 (other than Section 2.4(vi)), and Section 2.6(a), (b), or (c), as applicable, including, without limitation, the achievement of all applicable milestones and the delivery of all required documents, (b) Borrower has duly and timely delivered a request for such Loan in accordance with Section 2.2(a), and (c) such Loan is not funded by the Lenders solely due to a failure to satisfy Section 2.4(vi) of this Agreement, then, for a period of up to ninety (90) days following the date the Administrative Agent notifies Borrower in writing of such failure to satisfy Section 2.4(vi), any voluntary prepayment of the outstanding principal amount of the Loans shall not be subject to the payment of any Prepayment Premium that would otherwise be applicable under this Section 2.7. For the avoidance of doubt, this waiver shall apply solely to voluntary prepayments made within such ninety (90) day period and solely in connection with the circumstances described in this paragraph, and shall not apply to any other prepayments or at any other time.
2.8    Mandatory Prepayment. If a Change of Control occurs or the Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Administrative Agent, for the benefit of Lenders, an amount equal to the sum of: (i) all outstanding principal of the Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the Prepayment Premium, plus (iii) all other Obligations that are due and payable, including, without limitation, invoiced Administrative Agent Expenses and interest at the rate set forth in Section 2.2(c) with respect to any past due amounts.
2.9    End of Term Payment. On the Maturity Date or on the date of the earlier prepayment of the Loans by Borrower pursuant to Section 2.7 or Section 0 or acceleration of the balance of the Loans by Administrative Agent pursuant to Section 7.1, Borrower shall pay to Administrative Agent, for the benefit of Lenders, the End of Term Payment.
2.10    Proceeds of Collateral. Following the occurrence and during the continuance of an Event of Default, upon the written notice of Administrative Agent, all proceeds from the Collateral shall be immediately delivered to Administrative Agent, at the direction of the Required Lenders, and Administrative Agent may apply such proceeds and payments to any of the Obligations in such order as Administrative Agent may decide in its sole discretion.
2.11    Tax Matters.
(a)    Withholding. Payments received by the Administrative Agent or a Lender from Borrower hereunder will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (including any interest, additions to tax or penalties applicable thereto). Specifically, however, (i) if at any time any Governmental Authority, applicable law or regulation requires Borrower to make any withholding or deduction from any such payment or other sum payable hereunder to the Administrative Agent or a Lender, and (ii) such Tax is an Indemnified Tax, Borrower hereby covenants and agrees that the amount due from Borrower with respect to such payment or other sum payable hereunder will be increased to the extent necessary to ensure that, after the making of such required withholding or deduction for Indemnified Taxes, Administrative Agent or such Lender receives a net sum equal to the sum which it would have received had no withholding or deduction for Indemnified Taxes been required and Borrower shall pay the full amount withheld or deducted to the relevant Governmental Authority. Borrower will, upon request, furnish the Administrative Agent with proof reasonably satisfactory to the Administrative Agent indicating that Borrower has made such withholding payment; provided, however, that Borrower need not make any withholding payment if the amount or validity of such withholding payment is contested in good faith by appropriate and timely proceedings and as to which payment in full is bonded or reserved against by Borrower. The agreements and obligations of Borrower contained in this Section 2.11 shall survive the termination of this Agreement.
(b)    Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)    The Borrower shall indemnify each Lender and Administrative Agent, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.11) payable or paid by such Lender or Administrative Agent, or required to be withheld or deducted from a payment to such Lender or Administrative Agent, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The relevant Lender or Administrative Agent shall notify the Borrower of the imposition of any Indemnified Tax reasonably promptly after becoming aware of the imposition of such Tax. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(d)    Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 8.18 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.11(d).
(e)    As soon as practicable after any payment of Taxes by Borrower to a Governmental Authority pursuant to this Section 2.11, Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(f)    If any Lender or the Administrative Agent determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified pursuant to Section 2.11 (including by the payment of additional amounts pursuant to Section 2.11(a)), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under Section 2.11 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnifying party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall promptly repay to such indemnified party the amount paid over pursuant to this Section 2.11(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.11(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 2.11(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.11(f) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(g)     (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to any payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.11(g)(ii)(A), (ii)(B), (ii)(D) and (ii)(E) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing,
(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) copies of executed Internal Revenue Service (“IRS”) Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding Tax;
(B)    any lender that is not a U.S. Person (a “Non-U.S. Lender”) shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(a)    in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Loan Document, copies of executed IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(b)    copies of executed IRS Form W-8ECI (or any successor form);
(c)    in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, a “controlled foreign corporation” related to Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) copies of executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or any successor form); or
(d)    to the extent a Non-U.S. Lender is not the beneficial owner, copies of executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;
(C)    any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower or the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made;
(D)    each Lender and the Administrative Agent shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to (i) comply with their obligations under FATCA and (ii) determine whether such Lender (or the Administrative Agent, as applicable) has complied with such Lender’s (or the Administrative Agent’s, as applicable) obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and
(E)    the Administrative Agent, and any successor or supplemental Administrative Agent, shall deliver to the Borrower (in such number of copies as shall be requested by the recipient) on or prior to the date on which the Administrative Agent becomes the administrative agent hereunder or under any other Loan Document (and from time to time thereafter upon the reasonable request of the Borrower) executed copies of either (i) IRS Form W-9 (or any successor form) or (ii) a U.S. branch withholding certificate on IRS Form W-8IMY (or any successor form) evidencing its agreement with the Borrower to be treated as a U.S. Person (with respect to amounts received on account of any Lender) and IRS Form W-8ECI (with respect to amounts received on its own account), with the effect that, in either case, the Borrower will be entitled to make payments hereunder to the Administrative Agent without withholding or deduction on account of U.S. federal withholding Tax.
Each Lender and the Administrative Agent agrees that if any documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update and deliver such form or certification to the Borrower and the Administrative Agent or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so.
(h)    For the avoidance of doubt, the term “applicable law” includes FATCA.
(i)    The agreements and obligations of Borrower contained in this Section 2.11 shall survive the termination of this Agreement, the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.
(j)    Borrower and the Lenders hereby acknowledge and agree that, for U.S. federal income tax purposes, the issue price (within the meaning of Section 1273(b) of the Code) of the Loan will be determined pursuant to Section 1272 through 1275 of the Code and the Treasury Regulations thereunder, including Section 1.1273-2(h)(1) of the Treasury Regulations.

2.12    Apportionment of Payments. All payments of principal and interest in respect of outstanding Loans, all payments of fees and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares, or as otherwise provided herein.
2.13    Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(a)    Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.
(b)    Administrative Agent shall not be obligated to transfer to such Defaulting Lender any payments made by Borrower to Administrative Agent for such Defaulting Lender’s benefit, and, in the absence of such transfer to such Defaulting Lender, the Administrative Agent shall transfer any such payments to each other non-Defaulting Lender ratably in accordance with their Pro Rata Shares (without giving effect to the Pro Rata Shares of such Defaulting Lender) (but only to the extent that such Defaulting Lender’s Loans were funded by the other Lenders).
(c)    The operation of this Section shall not be construed to increase or otherwise affect the Commitments of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by the Borrower of its duties and obligations hereunder to Administrative Agent or to the Lenders other than such Defaulting Lender.
ARTICLE 3

CREATION OF SECURITY INTEREST; COLLATERAL
3.1    Grant of Security Interests. Borrower grants to Administrative Agent, for the benefit of the Lenders, a valid, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by Borrower of each of its covenants and duties under each of the Loan Documents. The “Collateral” shall mean and include all right, title, interest, claims and demands of Borrower in the following:
(a)    All goods (and embedded computer programs and supporting information included within the definition of “goods” under the UCC) and equipment now owned or hereafter acquired, including all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and other equipment and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;
(b)    All inventory now owned or hereafter acquired, including all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower’s books relating to any of the foregoing;
(c)    All contract rights and general intangibles (including Intellectual Property), now owned or hereafter acquired, including goodwill, license agreements, franchise agreements, blueprints,

drawings, purchase orders, customer lists, route lists, infringements, claims, software, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payment intangibles, commercial tort claims, payments of insurance, Permits, accounts for such Permits, and rights to payment of any kind;
(d)    All now existing and hereafter arising accounts, contract rights, royalties, license rights, license fees and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (subject, in each case, to the contractual rights of third parties to require funds received by Borrower to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower’s books relating to any of the foregoing;
(e)    All documents, cash, Deposit Accounts, letters of credit and letters of credit rights (whether or not the letter of credit is evidenced by a writing) and other supporting obligations, certificates of deposit, instruments, promissory notes, chattel paper (whether tangible or electronic) and investment property, including all securities, whether certificated or uncertificated, security entitlements, Securities Accounts, commodity contracts and commodity accounts, and all financial assets held in any Securities Account or otherwise, wherever located, now owned or hereafter acquired and Borrower’s books relating to the foregoing; and
(f)    To the extent not covered by clauses (a) through (e), all other personal property of the Borrower, whether tangible or intangible, and any and all rights and interests in any of the above and the foregoing and, any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property and all of Borrower’s books and records related to any items of other Collateral.
Notwithstanding the foregoing, Excluded Property shall not constitute Collateral.
3.2    After-Acquired Property. If Borrower shall at any time acquire a commercial tort claim, as defined in the UCC, where the amount of damages claimed by Borrower is at least two hundred thousand Dollars ($200,000), Borrower shall immediately notify Administrative Agent in writing signed by Borrower of the brief details thereof and grant to Administrative Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Administrative Agent.
3.3    Location and Possession of Collateral. The Collateral (other than Collateral that is (a) out for repair or in-transit between Permitted Locations, (ii) mobile equipment such as laptop computers which are in the possession of individual employees or (iii) that is in the possession of customers pursuant to contractual arrangements with sales agencies entered into in the Ordinary Course of Business) is and shall remain in the possession of Borrower at its locations as set forth in the Perfection Certificate (the “Permitted Locations”) or such other locations of which Borrower has delivered written notice thereof at least thirty (30) days following such relocation, and, in the event that the Collateral at any new location is valued in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate for all such Collateral at such location, at Administrative Agent’s election, Borrower shall cause such bailee or landlord, as applicable, to execute and deliver a bailee waiver or landlord waiver, as applicable, in form and substance reasonably satisfactory to Administrative Agent within thirty (30) days after the addition of any new offices or business locations, or any such storage with or delivery to any such bailee, as the case may be; provided that that the aggregate value of all Collateral held at locations that are not subject to a bailee waiver or landlord wavier, as applicable shall not at any time exceed $1,250,000. Borrower shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Administrative Agent for perfection of the security interests therein created hereunder) and so long as no Event of Default has occurred and is continuing, shall be entitled to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided that the possession, enjoyment, control and use of the Collateral shall at all times be subject to the observance and performance of the terms of this Agreement.
3.4    Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Administrative Agent, at the request of Administrative Agent, all financing statements and other documents Administrative Agent may reasonably request, in form reasonably satisfactory to Administrative Agent, to perfect and continue Administrative Agent’s perfected security interests in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents.
3.5    Right to Inspect. Without duplication of the Administrative Agent’s rights pursuant to Section 4.2(r), Administrative Agent (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower’s usual business hours, to inspect the books and records of Borrower and Subsidiaries and to make copies thereof and to inspect, test, and appraise the Collateral in order to verify Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral, in each case, at any time with or without prior written notice and as often as may be reasonably desired at any time during an Event of Default or upon prior written notice at reasonable times when no Event of Default is continuing up to one (1) time per year, and to discuss its business operations, properties and financial and other conditions with the Key Persons; provided, that in all cases Borrower and Subsidiaries may exclude information and materials (i) that is subject to attorney-client privilege or constitutes attorney work product, (ii) that constitutes highly sensitive proprietary information, or (iii) that gives rise to an actual or potential conflict of interest between Borrower and Administrative Agent or the Lenders with respect to actions to be taken in connection with refinancings, amendments or modifications of the Loan Documents.
3.6    Intellectual Property. Borrower shall notify Administrative Agent before the federal registration or filing by Borrower of any copyright or copyright application and shall promptly execute and deliver to Lender any grants of security interests in same, in form acceptable to Administrative Agent, to file with the United States Copyright Office. In addition, Borrower shall deliver to Administrative Agent within ten (10) Business Days after the end of each calendar quarter, a report reflecting the patents, patent applications, trademarks, trademark applications that were registered or filed by Borrower during such quarter and shall promptly execute and deliver to Administrative Agent, on behalf of the Lenders, any grants of security interests in same, in form, reasonably acceptable to Administrative Agent, to file with the United States Patent and Trademark Office or United States Copyright Office, as applicable.
3.6    Protection of Intellectual Property. Borrower shall and shall cause its Subsidiaries to:
(a)    protect, defend and maintain the validity and enforceability of its Intellectual Property material to its and/or any Subsidiary’s business and promptly advise Administrative Agent in writing of material infringements of such Intellectual Property;
(b)    not allow any of its Intellectual Property material to Borrower’s or its Subsidiaries business to be abandoned, forfeited or dedicated to the public without Administrative Agent’s written consent;
(c)    provide written notice to the Administrative Agent within fifteen (15) Business Days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public); and
(d)    take such commercially reasonable steps as Administrative Agent requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License (other than in respect of over-the-counter software that is commercially available to the public) to be deemed “Collateral” and for Administrative Agent to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Administrative Agent to have the ability in the event of a liquidation of any Collateral in respect of any Restricted License (other than in respect of over-the-counter software that is commercially available to the public) to dispose of such Collateral in accordance with the Administrative Agent’s rights and remedies under this Agreement and the other Loan Documents.
ARTICLE 4

REPRESENTATIONS, WARRANTIES AND COVENANTS
4.1    Representations and Warranties
. Borrower hereby warrants, represents and covenants that:
(a)    Borrower and each Subsidiary is duly organized, validly existing and in good standing under the laws of the state set forth in the Perfection Certificate. Borrower and each Subsidiary is duly qualified to do business and is in good standing in every other jurisdiction where the nature of its business requires it to be qualified, except where failure to be so qualified would not result in a Material Adverse Change, and is not subject to any bankruptcy, insolvency or other similar proceedings. Borrower’s and each Subsidiary’s chief executive office, principal place of business and the place where Borrower maintains its records concerning the Collateral are located at the addresses set forth in the Perfection Certificate. The Collateral (other than Collateral that is (i) out for repair or in-transit between Permitted Locations, (ii) mobile equipment such as laptop computers which are in the possession of individual employees or agents or (iii) that is in the possession of customers pursuant to contractual arrangements with sales agencies entered into in the Ordinary Course of Business) is presently located at the addresses set forth on the Perfection Certificate or as otherwise disclosed to Administrative Agent pursuant to Section 3.3;
(b)    Borrower and each Subsidiary has full power, authority and legal right to execute, deliver and perform each Loan Document to which it is a party, and the execution, delivery and performance hereof and thereof have been duly authorized by all necessary action;
(c)    Each Loan Document has been duly executed and delivered by Borrower and each constitutes a legal, valid and binding obligation of Borrower and each Subsidiary party thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors’ rights generally and general equitable principles;
(d)    The execution, delivery and performance of the Loan Documents (i) is not in contravention of any Material Agreement or indenture by which Borrower or any Subsidiary is bound, or by which its properties may be affected, (ii) does not require any shareholder approval, or any approval or consent of, or filing or registration with, any governmental body or regulatory authority or agency (other than the filing of UCC financing statements and filings with the United States Patent and Trademark Office and United States Copyright Office, in connection with the registration of the security interest granted hereunder), or any approval or consent of any trustees or holders of any of its indebtedness or obligations, unless such approval or consent has been obtained and (iii) does not contravene any law, regulation, judgment or decree applicable to it in any material respect or its Operating Documents;
(e)    None of Borrower nor any Subsidiary is a “bank holding company” or a direct or indirect subsidiary of a “bank holding company” as defined in the Bank Holding Company Act of 1956, as amended, and Regulation Y thereunder of the Board of Governors of the Federal Reserve System.

None of Borrower nor any Subsidiary is an “investment company” or a company controlled by an “investment company” under the Investment Company Act of 1940. None of Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) and no proceeds of any Loan will be used to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock;
(f)    To Borrower’s Knowledge, Borrower and each Subsidiary is in compliance, in all material respects, with all requirements of law and orders, rules or regulations of any regulatory authority applicable to Borrower or any Subsidiary or to the business or assets of Borrower or any Subsidiary and no such failure to comply with any such requirement applicable to Borrower or any Subsidiary or any item of Collateral could reasonably be expected to cause a Material Adverse Change;
(g)    Borrower is the owner and holder of all right, title and interest in and to the Collateral (other than the right, title and interests granted under the Permitted Liens), and Borrower has not assigned or pledged and hereby covenants that it will not assign or pledge, so long as this Agreement shall remain in effect, the whole or any part of the rights in the Collateral hereby and thereby assigned, to anyone other than Administrative Agent, its designee, its successors or assigns, other than Permitted Liens;
(h)    Borrower has good and marketable title to, or other rights to use, the Collateral, and the Collateral is free and clear of all Liens, claims and encumbrances, other than Permitted Liens;
(i)    Borrower has delivered to Administrative Agent copies of the most recent annual reviewed financial statements and most recent monthly and quarterly unaudited financial statements required to be delivered pursuant to Section 4.2(f) hereof, or as may hereafter be delivered in connection with the Loans (the “Financial Statements”). Since the date of the last Financial Statement provided to Administrative Agent, no event has occurred which would have a Material Adverse Change on Borrower or any Subsidiary. The Financial Statements delivered to the Administrative Agent fairly present, in conformity with GAAP (and as to unaudited financial statements, subject to normal year-end adjustments and the absence of footnote disclosures), in all material respects, the consolidated financial condition and consolidated results of operations of Borrower and its Subsidiaries at the time and for the periods stated therein;
(j)    No default or event of default has occurred and is continuing under or with respect to any Material Agreement;
(k)    No action, suit, litigation, or proceeding of or before any arbitrator or governmental or regulatory authority is pending or, to the Knowledge of Borrower threatened in writing, by or against Borrower, any Subsidiary or against any of their property or assets, which action, suit, litigation or proceeding could, individually or in the aggregate, be reasonably expected to result in liabilities for Borrower or its Subsidiaries (excluding insured amounts in respect of which coverage has not been disclaimed) in excess of Five Hundred Thousand Dollars ($500,000);
(l)    To Borrower’s Knowledge, no facilities or properties leased or operated by Borrower contains any “hazardous materials” in amount or concentrations that could reasonably be expected to constitute a material violation of any federal, state or local law, rule, regulation, order or permit (the “Environmental Laws”). Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change, Borrower has not received notice of any suspected or actual violations of any Environmental Laws and Borrower’s business has been operated in compliance in all material respects with all applicable Environmental Laws;
(m)    Except as disclosed to Administrative Agent in accordance with Section 4.2(t), Borrower has no Subsidiaries other than those listed on the Perfection Certificate. Neither Borrower nor any Subsidiary has done business under any name other than that specified on the Perfection Certificate;
(n)    To Borrower’s Knowledge, as of the date hereof and at all times throughout the term of this Agreement, including after giving effect to any transfers of interests permitted pursuant to the Loan Documents, (a) none of the funds or other assets of Borrower, its Subsidiaries, any of their Affiliates constitute (or will constitute) property of, or are (or will be) beneficially owned, directly or indirectly, by any Blocked Person; (b) no Blocked Person has (or will have) any interest of any nature whatsoever in Borrower, in their Affiliates, with the result that the investment in the respective party (whether directly or indirectly), is prohibited by applicable law or the Loans are in violation of applicable law; and (c) none of the funds of Borrower, or of their Affiliates have been (or will be) derived from any unlawful activity with the result that the investment in the respective party (whether directly or indirectly), is prohibited by applicable law or the Loans are in violation of applicable law;
(o)    To Borrower’s Knowledge, the Property of Borrower and the Collateral are insured with financially sound and reputable insurance companies in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower operates. The Perfection Certificate sets forth a description of all insurance policies maintained by or on behalf of the Borrower as of the Closing Date. Each insurance policy listed on the Perfection Certificate is in full force and effect as of such date and all premiums in respect thereof that are due and payable have been paid;
(p)    To Borrower’s Knowledge, Borrower owns, or is licensed to use or is otherwise permitted to use, all Intellectual Property necessary for the conduct of its business as currently conducted or proposed to be conducted. No material claim has been asserted in writing against Borrower and is pending by any other person or entity challenging the use, validity or effectiveness of any such Intellectual Property, nor does the Borrower have Knowledge of any basis for any such claim;
(q)    Borrower and each Subsidiary has filed all federal, state and other material Tax returns that are required to be filed and has paid all Taxes shown thereon to be due, together with applicable interest and penalties, and all other Taxes, fees or other charges imposed on it or any of its property by any governmental or regulatory authority except (a) Taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with GAAP or (b) Taxes, fees or other charges not exceeding Fifty Thousand Dollars ($50,000) individually or in the aggregate;
(r)    No tax Liens (other than Permitted Liens) have been filed, and, to the Knowledge of Borrower, no unresolved claim is being asserted, with respect to any such Tax, fee or other charge;
(s)    This Agreement creates in favor of Administrative Agent, for the benefit of the Lenders, a legal, valid and continuing and enforceable security interest in the Collateral, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principles of equity. To the Knowledge of Borrower, upon Administrative Agent filing UCC-1 financing statements with the central filing location in the state of Borrower’s formation or incorporation and/or the State of Borrower’s chief executive office and/or the obtaining of “control” (as defined under the UCC) through an Account Control Agreement or otherwise and/or the filing of the IP Security Agreements with the United States Copyright Office or United States Patent and Trademark Office, as applicable, Administrative Agent, for the benefit of the Lenders, will have a perfected first priority Lien on and security interest in the Collateral located in the United States or any state thereof which can be perfected by such filings and Account Control Agreements, subject only to Permitted Liens;

(t)    Borrower and its Subsidiaries (taken as a whole on a consolidated basis) are, and after giving effect to the incurrence of the debt evidenced by this Agreement and all obligations hereunder will be, Solvent;
(u)    (i) The Perfection Certificate lists all of Borrower’s and each Subsidiary’s registered or applied for Intellectual Property, including issued patents and pending patent applications, registered trademarks and pending trademark applications, registered domain names, registered copyrights and pending copyright applications and material Intellectual Property licenses owned by Borrower and each Subsidiary as of the date of such Perfection Certificate; (ii) all of Borrower’s and each Subsidiary’s Intellectual Property that is material to such Borrower or Subsidiary’s business is valid, subsisting, unexpired and enforceable and has not been abandoned; (iii) except as described on the Perfection Certificate, Borrower and each Subsidiary is the exclusive owner of all right, title and interest in and to, or has the right to use, all of such Borrower’s or Subsidiary’s Intellectual Property; (iv) consummation and performance of this Agreement will not result in the invalidity, unenforceability or impairment of any of Borrower’s or any Subsidiary’s Intellectual Property that is material to such Borrower or Subsidiary’s business, or in default or termination of any material Intellectual Property license of Borrower or any Subsidiary; (v) except as described on the Perfection Certificate, as of the date of such Perfection Certificate there are no outstanding holdings, decisions, consents, settlements, decrees, orders, injunctions, rulings or judgments that would limit, cancel or question the validity or enforceability of any of Borrower’s or any Subsidiary’s Intellectual Property or Borrower’s or such Subsidiary’s rights therein or use thereof; (vi) to Borrower’s Knowledge, except as described on the Perfection Certificate, as of the date of such Perfection Certificate, the operation of Borrower’s and each Subsidiary’s business and Borrower’s or such Subsidiary’s use of Intellectual Property in connection therewith, does not infringe or misappropriate the intellectual property rights of any other person or entity; (vii) except as described in the Perfection Certificate, as of the date of such Perfection Certificate, no action or proceeding is pending or, to Borrower’s Knowledge, threatened in writing (1) seeking to limit, cancel or question the validity of any of Borrower’s or any Subsidiary’s Intellectual Property, (2) which, if adversely determined, could be reasonably expected to cause a Material Adverse Change on the value of any such Intellectual Property or (3) alleging that any such Intellectual Property, or Borrower’s or such Subsidiary’s use thereof in the operation of its business, infringes or misappropriates the intellectual property rights of any person or entity and (viii) to Borrower’s Knowledge, there has been no Material Adverse Change on Borrower’s or any Subsidiary’s rights in its material trade secrets as a result of any unauthorized use, disclosure or appropriation by or to any person, including Borrower’s and each Subsidiary’s current and former employees, contractors and agents;
(v)    Borrower has disclosed on the Perfection Certificate all Material Agreements as of the date of such Perfection Certificate. No statement or information contained in this Agreement or any document or certificate executed or delivered, or hereafter delivered, in connection with this Agreement or the Loans contains or will contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made (it being understood that projections and forecasts provided by Borrower have been prepared in good faith using assumptions believed to be reasonable at the time such information was delivered and are not to be viewed as facts, and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results);
(w)    [reserved]; and
(x)    A materially complete and accurate list of the Products is set forth on the Perfection Certificate, as updated from time to time pursuant to Section 4.2(f)(i)(B). Borrower and each of its Subsidiaries hold all materially necessary Governmental Approvals (if any), a list of which is set forth on the Perfection Certificate, and all such Governmental Approvals are in full force and effect. There are no proceedings in progress, pending or, to Borrower’s Knowledge, threatened in writing, that may result in revocation, cancellation, suspension, rescission or any adverse modification of any of such

Governmental Approval nor, to Borrower’s Knowledge, after due inquiry, are there any material facts upon which proceedings could reasonably be based. Without limitation of the foregoing:
(i)    With respect to any material Product being manufactured by Borrower or its Subsidiary, Borrower and each of its Subsidiaries (as applicable) has received, and such Product is the subject of, all Governmental Approvals (if any) materially necessary in connection with such manufacture of such Product as is currently being conducted by or on behalf of Borrower or any of its Subsidiaries, and neither Borrower nor any of its Subsidiaries has received any written notice from any applicable Governmental Authority, that (i) such Governmental Authority is conducting an investigation or review of Borrower’s or any of its Subsidiaries manufacturing facilities and processes for such Product which have disclosed any material deficiencies or violations of any material Requirement of Law or the materially necessary Governmental Approvals related to the manufacture of such Product, or (ii) any materially necessary Governmental Approval has been revoked or withdrawn, nor has any such Governmental Authority issued any order or recommendation stating that the manufacturing of such Product must cease; and
(ii)    There have been no material Product recalls or voluntary withdrawals of material Products from any material market.
4.2    Affirmative Covenants of Borrower. Borrower shall, and shall cause each of its Subsidiaries to, do all of the following, so long as any of the Loan Documents remain outstanding:
(a)    maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to cause a Material Adverse Change;
(b)    maintain in force all licenses, approvals, agreements and Governmental Approvals, the loss of which could reasonably be expected to cause a Material Adverse Change;
(c)    comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could reasonably be expected to cause a Material Adverse Change;
(d)    if required by applicable law, pay and discharge or cause to be paid and discharged, all material sales, use, rental and personal property or similar taxes and fees (excluding any taxes on any Lender’s net income) which arise and are due prior to each Advance in connection with the Collateral;
(e)    assist Administrative Agent in obtaining and filing UCC-1 financing statements against the Collateral and Account Control Agreements to the extent that Administrative Agent deems such action reasonably necessary or desirable;
(f)    deliver the following to Administrative Agent:
(i)    as soon as available, but no later than thirty (30) days after the last day of each month:
(A)    unaudited financial statements pertaining to the results of operations for the month then ended covering the consolidated operations of Borrower and its Subsidiaries for such month and certified as true and correct by a Responsible Officer of Borrower, consisting of a consolidated balance sheet, income statement and cash flow statement, prepared in accordance with GAAP (subject to normal year-end adjustments and the absence of footnote disclosures) applied on a consistent basis;
(B)    an updated Perfection Certificate to reflect any amendments, modifications and updates to the information in the Perfection Certificate after the Closing Date (without giving retroactive effect thereto);
(C)    together with the monthly financial reports, reports as to the following, in a form reasonably acceptable to Administrative Agent: accounts receivable aging, accounts payable aging, and primary key performance indicators, including system placement (current period and cumulative), systems installed (current period and cumulative), systems validated (current period and cumulative), recurring revenue, consumable volume (sold and shipped), or any other primary key performance indicators mutually agreed between Borrower and Administrative Agent, in each case, in form reasonably satisfactory to Administrative Agent (provided, that, the form of such reports and key performance indicators delivered to Administrative Agent prior to the Closing Date shall be reasonably satisfactory to Administrative Agent);
(D)    report of month-end cash and cash equivalents balances of the Borrower and its Subsidiaries for such month (the “Cash Report”), which report shall reasonably identify unrestricted cash and cash equivalents and restricted cash and cash equivalents and whether such amounts are held in deposit accounts or securities accounts subject to an Account Control Agreement;
(E)    copies of any material Governmental Approvals obtained by Borrower or any of its Subsidiaries that have not previously been delivered to Administrative Agent;
(F)    written notice of the commencement of, and any material development in, the proceedings contemplated by Section 4.2(i) hereof;
(G)    a duly completed Compliance Certificate signed by a Responsible Officer of Borrower;
(H)    [reserved]; and
(I)    written notice of all returns, recoveries, disputes and claims regarding inventory that involve more than Five Hundred Thousand Dollars ($500,000) individually or in the aggregate in any calendar year;
(ii)    [reserved];
(iii)    unless otherwise provided pursuant to Section 4.2(h), within one hundred and eighty (180) days following the end of each fiscal year, a copy of Borrower’s annual, audited financial statements consisting of a consolidated balance sheet, income statement and cash flow statement prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year and presenting fairly Borrower’s financial condition as at the end of that fiscal year and the results of its operations for the twelve (12) month period then ended and certified as true and correct by Borrower’s chief financial officer (“Annual Financial Statements”), together with an unqualified (other than a “going concern” qualification for the impending maturity of the Obligations) opinion on the financial statements from an independent certified public accounting firm acceptable to Administrative Agent in its reasonable discretion (for the avoidance of doubt, any “Big Four” or accounting firm of recognized national or regional standing shall be acceptable to Administrative Agent);
(iv)    [reserved];
(v)    within thirty (30) days of the effective date or filing date thereof, a copy of any amendment to Borrower’s Operating Documents;
(vi)    as requested by Administrative Agent, have Borrower’s chief financial or chief operating officer (or, in the event of any vacancy thereof, a Responsible Officer) participate in monthly management update calls with Administrative Agent to discuss such information about the operations and financial condition of the business of the Borrower as Administrative Agent shall reasonably inquire into, at such times reasonably scheduled by mutual agreement of Borrower and Administrative Agent;
(vii)    (A) within ten (10) days after each meeting of the board of directors (or committee or subcommittee thereof) of Borrower, have a Key Person participate in a teleconference with Administrative Agent to discuss such information relating to such meeting as may be reasonably requested by Administrative Agent; and (B) if requested by Administrative Agent, within ten (10) days of such request and in the same manner as it gives to its directors (or, as applicable, the members of any committee or subcommittee of the board of directors), copies of all notices, minutes, consents and other materials that Borrower provides to its directors (or committee or subcommittee members) in connection with meetings of the board of directors (and/or of any committee or subcommittee of the board of directors), and if requested by Administrative Agent minutes of such meeting provided that in all cases Borrower may exclude (x) confidential compensation information, (y) information that is subject to attorney/client privilege, and (z) materials that are reasonably related to Borrower’s strategy, negotiation position or other matters materially relating to this Agreement or any other Loan Documents or any permitted refinancings thereof; and
(viii)    deliver such other financial information as Administrative Agent shall reasonably request from time-to-time.
Notwithstanding anything to the contrary in this Section 4.2, documents, notices and information required to be delivered pursuant to this Agreement may be delivered electronically and shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website; or (ii) on which such documents are posted on the Borrower’s behalf on the website of the Securities and Exchange Commission (including the EDGAR website), provided, that in each case, Borrower notifies Administrative Agent in writing (including by e-mail) concurrently with the posting of such documents on such websites.
(g)    deliver to Administrative Agent no later than within sixty (60) days after the end of each fiscal year of Borrower, annual operating budgets and financial projections approved by the Borrower’s board of directors, in a form consistent with the budgets and financial projections provided by Borrower to Administrative Agent prior to the Closing Date or such other form reasonably acceptable to Administrative Agent;
(h)    deliver to Administrative Agent from and after such time as Borrower becomes a publicly reporting company, promptly as they are available and in any event: (i) at the time of filing of

Borrower’s Form 10-K with the Securities and Exchange Commission after the end of each fiscal year of Borrower, the financial statements of Borrower filed with such Form 10-K; and (ii) at the time of filing of Borrower’s Form 10-Q with the Securities and Exchange Commission after the end of each of the first three fiscal quarters of Borrower, the consolidated financial statements of Borrower filed with such Form 10-Q; provided that to the extent the foregoing documents are included in materials otherwise filed with the Securities and Exchange Commission, such documents shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website;
(i)    deliver to Administrative Agent (A) promptly upon becoming available, copies of all material statements, reports and notices sent or made available generally by Borrower to its security holders and (B) as soon as possible, written notice of any litigation or governmental proceedings pending or threatened (in writing) against Borrower or any of its Subsidiaries, which could reasonably be expected to result in damages or costs to Borrower or any of its Subsidiaries in excess of Five Hundred Thousand Dollars ($500,000);
(j)    deliver the following to Administrative Agent: (i) as of the date of each Compliance Certificate, a list of all Intellectual Property owned by or licensed to Borrower and since the date of the last Compliance Certificate in such form as reasonably required by Administrative Agent; (ii) monthly after the same are sent by Borrower, copies of any statements, reports, or correspondence required to be delivered to any other Lender; (iii) promptly upon receipt of the same, copies of all notices, requests and other documents received by any other party pursuant any Material Agreement regarding or relating to any breach or default alleged by or against any party thereto or any other event that could materially impair the value of the interests or rights of Administrative Agent or any Lender or could otherwise be reasonably expected to cause a Material Adverse Change; and (iv) such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower as Administrative Agent may from time to time reasonably request;
(k)    make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any Property belonging to it, and will execute and deliver to Administrative Agent, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Administrative Agent with proof reasonably satisfactory to Administrative Agent indicating that Borrower and each Subsidiary has made such payments or deposits; provided that Borrower need not make any payment (x) if the amount or validity of such payment is contested in good faith by appropriate proceedings which suspend the collection and for which adequate reserves are being maintained in accordance with GAAP or (y) Taxes, fees or other charges not exceeding Fifty Thousand Dollars ($50,000) individually or in the aggregate; provided further that Borrower shall not change its respective jurisdiction of residence for taxation purposes, without the prior written consent of Administrative Agent (not to be unreasonably withheld, conditioned or delayed);
(l)    make or cause to be made all filings in respect of, and pay or cause to be paid when due, all taxes, assessments, fines, fees and other liabilities (including all taxes and other claims in respect of the Collateral) unless being contested in good faith and for which Borrower maintains adequate reserves;
(m)    perform, in all material respects, all of Borrower’s and each Subsidiary’s obligations imposed by applicable law, rule or regulation with respect to the Collateral;
(n)    as soon as possible, and in any event within five (5) Business Days after Borrower having obtained Knowledge of the occurrence of any Event of Default or Potential Event of Default, provide a written notice setting forth the details of such Event of Default or Potential Event of

Default and the action, if any is permitted, which is proposed to be taken by Borrower with respect thereto;
(o)    as soon as possible, and in any event, no later than five (5) Business Days after receipt, provide Administrative Agent with a copy of any notice of default, notice of termination or similar notice pertaining to a lease of real property where any Collateral is located;
(p)    from time to time execute and deliver such further documents and do such further acts and things as Administrative Agent may reasonably request in order to fully effect the purposes of this Agreement and to protect Administrative Agent’s security interest in the Collateral, and Borrower hereby authorizes Administrative Agent to execute and deliver on behalf of Borrower and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of Borrower in accordance with Section 9-504 of the UCC), and, upon the occurrence and during the continuance of an Event of Default, collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Administrative Agent’s name or in the name of Administrative Agent as agent and attorney-in-fact for Borrower;
(q)    keep Borrower’s and its Subsidiaries’ business and the Collateral insured for risks and in amounts standard for companies in Borrower’s and its Subsidiaries’ industry and location and as Administrative Agent may reasonably request (it being understood that the scope of the Borrower’s and its Subsidiaries’ insurance coverage in place on the Closing Date shall be deemed satisfactory to the Administrative Agent), including, but not limited to, D&O insurance reasonably satisfactory to Administrative Agent. Insurance policies of Borrower and its Subsidiaries shall be in a form, with companies, and in amounts that are reasonably satisfactory to Administrative Agent (it being understood that the insurance policies in place on the Closing Date and any substantially consistent renewals thereof are satisfactory to the Administrative Agent). All property policies of Borrower shall have a lender’s loss payable endorsement showing Administrative Agent as lender loss payee and waive subrogation against Administrative Agent, and all liability policies shall show, or have endorsements showing Administrative Agent, as additional insured. Administrative Agent shall be named as lender loss payee and/or additional insured with respect to any such property or liability insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to Administrative Agent, that it will give Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be canceled (other than cancellation for non-payment of premiums, for which ten (10) days’ prior written notice shall be required). At Administrative Agent’s request, Borrower shall deliver true and accurate copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Administrative Agent’s option, be payable to Administrative Agent, on account of the Obligations. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to $250,000 in the aggregate per fiscal year, toward the prompt replacement or repair of destroyed or damaged property. If Borrower or any of its Subsidiaries fails to obtain insurance as required under this Section 4.2(q) or to pay any amount or furnish any required proof of payment to third persons, Administrative Agent may make (but has no obligation to do so), at Borrower’s expense, all or part of such payment or obtain such insurance policies required in this Section 4.2(q), and take any action under the policies Administrative Agent deems prudent;
(r)    during all times any of the Obligations remain outstanding (other than inchoate indemnification Obligations for which no claim has been made, or any other Obligations that, by their express terms, survive termination of this Agreement), (i) preserve, renew and maintain in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the Ordinary Course of Business except to the extent as could not reasonably be expected to result in a Material Adverse Change; (ii) perform and observe all the terms and provisions of any material contract, instrument, or indenture to be performed or observed by it, maintain each such contract, instrument, or indenture in full force and effect, and enforce such rights under any material contract instrument, or indenture, unless the failure to do so could not be reasonably expected to cause a Material Adverse Change; (iii) keep proper books and records and accounts in which full, true and correct entries in conformity with GAAP and all requirements of any governmental or regulatory authorities shall be made of all dealings and transactions and assets in relations to its business and activities; and (iv) without duplication of the Administrative Agent’s rights pursuant to Section 3.5, permit Administrative Agent to visit and inspect any of its and its Subsidiaries’ assets and properties and examine and make abstracts from any of its and its Subsidiaries’ books and records at any time with or without prior written notice and as often as may be reasonably desired at any time during an Event of Default or upon prior written notice at reasonable times when no Event of Default is continuing up to one (1) time per year, and to discuss its business operations, properties and financial and other conditions with the Key Persons;
(s)    make available to the Administrative Agent, without expense to the Administrative Agent, Borrower and each of the Key Persons and Borrower’s books, to the extent that the Administrative Agent may reasonably deem them necessary to prosecute or defend any third party suit or proceeding instituted by or against the Administrative Agent or any Lender with respect to any Collateral or relating to Borrower. Notwithstanding anything to the contrary in this Agreement, Borrower will not be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) is subject to attorney-client privilege or constitutes attorney work product, (ii) constitutes highly sensitive proprietary information, or (iii) gives rise to an actual or potential conflict of interest between Borrower and Administrative Agent or the Lenders with respect to actions to be taken in connection with refinancings, amendments or modifications of the Loan Documents;
(t)    if, after the Closing Date, any Borrower intends to form any direct or indirect Domestic Subsidiary or Material Foreign Subsidiary, or acquire any direct or indirect Domestic Subsidiary or Material Foreign Subsidiary or any Foreign Subsidiary becomes a Material Foreign Subsidiary, the Borrower shall (or shall cause such Borrower to): (i) no later than ten (10) Business Days prior to such formation or acquisition, provide written notice to Administrative Agent of the formation of such Subsidiary, and, upon Administrative Agent’s request, copies of the Operating Documents of such Subsidiary, and (ii) promptly, and in any event within sixty (60) days (or such later date as Administrative Agent may agree in its sole discretion) of such formation or creation: take all such action as may be reasonably required by Administrative Agent to (A) cause such new Subsidiary to either: (x) provide to Administrative Agent a joinder to this Agreement pursuant to which such Subsidiary becomes a Borrower hereunder, or (y) guarantee the Obligations of Borrower under the Loan Documents, (B) grant a security interest in and to the assets which constitute Collateral of such Subsidiary (substantially in accordance with this Agreement), in each case together with such Account Control Agreements and other documents, instruments and agreements reasonably requested by Administrative Agent in accordance with the terms of this Agreement, all in form and substance reasonably satisfactory to Administrative Agent (including being sufficient to grant Administrative Agent a first priority Lien, subject to Permitted Liens) and (C) pledge all of the direct or beneficial Equity Securities in such Subsidiary (other than any Excluded Property); provided, that, the actions set forth in the foregoing clauses (A), (B) and (C) shall not be required to the extent that Administrative Agent shall, in good faith consultation with the Borrower, determine in its sole discretion that the cost or other consequence of taking such actions are excessive in relation to the benefit to the Administrative Agent and Lenders to be afforded thereby;
(u)    use the proceeds of the Loan solely as working capital, and to fund its general corporate purposes;
(v)    upon the occurrence of an Event of Default, if requested by Administrative Agent, use Lumonic or any other reporting and administration platform designated by Administrative Agent and provide Administrative Agent with continuous online viewing access to the account balance and activity of each Deposit Account and Securities Account owned by Borrower (other than any Excluded Account); and

(w)    promptly (and, in any event within five (5) Business Days) after the receipt thereof notify Administrative Agent of:
(i)    any written notice from a Trading Market or Affiliate thereof pertaining to Borrower’s material noncompliance with listing standards;
(ii)    any written notice that a Governmental Authority is materially limiting, revising, suspending or revoking any material Permit,
(iii)    any written notice that Borrower or its Subsidiaries has become subject to any material regulatory action,
(iv)    any written notice that Borrower or any Subsidiary, or any of their licenses or sublicenses, is being investigated under or is the subject of any allegation of potential or actual material violations of any Healthcare Laws that are then-applicable to Borrower,
(v)    any written or verbal notice notifying Borrower of material non-compliance with any requirements under the FD&C Act, including but not limited to an FDA Form 483, Untitled Letter, Warning Letter, and others, to the extent that the FD&C Act is then-applicable to Borrower,
(vi)    any material written notice that any Product has been seized, withdrawn, recalled, detained, or is subject to a suspension of manufacturing, any written notice of any pending or threatened, or the commencement of, material proceedings in the United States or any other jurisdiction seeking the withdrawal, recall, suspension, import detention, refusal or seizure of, any Product, and
(vii)    to the extent that any products of Borrower become subject to any marketing authorization or labeling requirements, any written notice changing, in any material respect, the scope of marketing authorization or labeling of the material products of Borrower and its Subsidiaries under any Permit.
(x)    deliver written notice to Administrative Agent within ten (10) days of any Key Person to ceasing to be actively engaged in the management of Borrower;
(y)    deliver the following to Administrative Agent:
(i)    no later than ten (10) days following the Closing Date (or such later date as may be agreed by Administrative Agent in writing (including by electronic mail)), fully executed Account Control Agreements in respect of each of Borrower’s Deposit Accounts and Securities Accounts (other than Excluded Accounts) disclosed on the Perfection Certificate, to the extent not otherwise delivered on the Closing Date pursuant to Section 2.5(j);
(ii)    no later than thirty (30) days following the Closing Date (or such later date as may be agreed by Administrative Agent in writing (including by electronic mail)), (A) landlord waivers and bailee waivers in the form reasonably acceptable to Administrative Agent for (i) 25 Hartwell Avenue, Lexington, MA 02421 and (B) each location in the United States where Collateral with a value in excess of Five Hundred Thousand ($500,000) is located;
(iii)    no later than thirty (30) days following the Closing Date (or such later date as may be agreed by Administrative Agent in writing (including by electronic mail)),

insurance endorsements evidencing that the Borrower, its Subsidiaries, and the Collateral are insured in accordance with the requirements of Section 4.2(q) hereof; and
(iv)    no later than sixty (60) days following the Closing Date (or such later date as may be agreed by Administrative Agent in writing (including by electronic mail)), duly executed copies of, at the election of Borrower in its sole discretion, (A) the Foreign Pledge Documents, together with any other documents reasonably required to provide the Administrative Agent, on behalf of the Secured Parties, with an enforceable security interest in the Equity Securities owned by the Borrower in the German Subsidiary and the Swiss Subsidiary or (B) such documents as are reasonably required to provide the Administrative Agent, on behalf of the Secured Parties, with an enforceable security interest in the Equity Securities owned by the Borrower in one or more Subsidiaries organized in the United States (or any constituent jurisdiction thereof) which shall be formed for the purpose of holding the Equity Securities issued by the German Subsidiary and the Swiss Subsidiary that are owned by Borrower as of the Closing Date.
4.3    Negative Covenants of Borrower. Borrower shall not, and shall not permit any of its Subsidiaries to, do any of the following without the prior written consent of Administrative Agent, which may be conditioned or withheld in its sole discretion:
(a)    (i) change its legal name or jurisdiction of incorporation without ten (10) days’ prior written notice to Administrative Agent, or (ii) change its chief executive office or principal place of business without prompt written notice to Administrative Agent;
(b)    (i) create, incur, assume, or permit to exist any Lien or security interest on any Property or Collateral now or hereafter acquired by Borrower or any Subsidiary or on any income or rights in respect of any thereof, except Liens and security interests created pursuant to this Agreement or Permitted Liens or (ii) or enter into any agreement with any Person other than Administrative Agent not to grant a security interest in, or otherwise encumber, any of its property, or permit any Subsidiary to do so, except for (A) any Loan Documents, (B) any agreements governing any purchase money Liens or capital lease obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby and subject to the limits permitted in this Agreement), or (C) customary restrictions on the assignment of leases, licenses and other agreements;
(c)    (i) merge into or consolidate with any other entity, or permit any other entity to merge or consolidate with Borrower or any Subsidiary, provided that (A) a Subsidiary may merge into Borrower if Borrower is the surviving entity, (B) any Borrower may merge into another Borrower, (C) any guarantor may merge into another guarantor, (D) any Subsidiary that is not a Borrower or a guarantor may merge into any other Subsidiary that is not a Borrower or guarantor, and (E) any Subsidiary that is not a Borrower or a guarantor may merge into any Borrower or guarantor if the Borrower or guarantor is the surviving entity, (ii) liquidate or dissolve (other than the solvent liquidation of a Subsidiary of a Borrower or guarantor, provided, that all the assets of such Subsidiary are distributed to such Borrower or guarantor), (iii) acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock, shares or property of another Person (other than Permitted Investments) or (iv) engage in any business other than the business of the type conducted by Borrower and its Subsidiaries on the date hereof and business reasonably ancillary, incidental or related thereto or a natural extension thereof;
(d)    Transfer any of its Property, whether now owned or hereafter acquired except: (i) dispositions of worn-out, obsolete or surplus equipment in the Ordinary Course of Business that is, in the reasonable judgment of such Borrower or Subsidiary as applicable, no longer economically practicable to maintain or useful; (ii) the sale of inventory a Borrower or its Subsidiaries in the Ordinary Course of Business; or (iii) Permitted Transfers;

(e)    amend, supplement or otherwise modify (pursuant to waiver or otherwise) (i) its Operating Documents, in any respect that would adversely impact Administrative Agent’s or Lenders’ rights hereunder or result in a Material Adverse Change, or (ii) any Material Agreement, in any respect that would materially and adversely impact Administrative Agent’s or Lenders’ rights hereunder or result in a Material Adverse Change;
(f)    move any Collateral from the Permitted Locations except in compliance with Section 3.3 above;
(g)    (i) pay any dividends or make any distributions, on its Equity Securities; (ii) so long as no Event of Default exists or would result therefrom, purchase, redeem, retire, defease or otherwise acquire, for value any of its Equity Securities (other than (A) repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year, (B) cashless repurchases of its Equity Securities deemed to occur upon the exercise of stock options and (C) any withholding by Borrower or its Subsidiary of Equity Securities payable to a director, officer or employee of Borrower or its Subsidiary from the payment of any ordinary course compensation owed to such Person by Borrower or its Subsidiary for the purpose of satisfying tax obligations of such Person in respect of such compensation); (iii) return any capital to any holder of its Equity Securities as such; (iv) make, any distribution of Property, Equity Securities, obligations or securities to any holder of its Equity Securities; or (v) set apart any sum for any such purpose; provided, however, that Borrower may (A) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (B) issue Equity Securities upon the exercise of any warrant (including each Warrant), (C) pay dividends solely in the form of common stock; (D) pay cash in lieu of fractional shares upon exercise or conversion of any option, warrant or other convertible security in an aggregate amount not to exceed Ten Thousand Dollars ($10,000) in any fiscal year; and (E) permit or cause any Subsidiary to pay dividends or make distributions to Borrower or guarantor;
(h)    [reserved];
(i)    enter into any contractual obligation with any Affiliate or engage in any other transaction with any Affiliate except (i) upon terms at least as favorable to Borrower as an arms-length transaction with Persons who are not Affiliates of Borrower, (ii) equity and bridge financings with Borrower’s existing investors, provided that any such equity financing is not otherwise prohibited by this Agreement and any such bridge financing to the extent such financing constitutes Debt is Subordinated Debt; (iii) transactions among Borrowers and guarantors to the extent permitted by this Agreement, (iv) Permitted Investments under clauses (e), (f) and (i) of the definition thereof and Permitted Debt under clauses (c), (g) and (m) of the definition thereof, (v) transactions permitted by Section 4.3(g), and (vi) commercially reasonable and customary compensation, including bonus, arrangements and other customary benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements with Borrower’s employees, officers, directors and managers approved by Borrower’s board of directors in the Ordinary Course of Business;
(j)    (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Debt for borrowed money (other than amounts due or permitted to be prepaid under this Agreement, prepayments and repayments of Debt in respect of credit card obligations, or as otherwise agreed in writing by Administrative Agent (including pursuant to the terms of an applicable Subordination Agreement)), or (ii) amend, modify or otherwise change the terms of any Debt for borrowed money or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders, provided that Borrower may convert any such notes into Borrower’s Equity Securities or repay or otherwise satisfy such notes by the issuance of Borrower’s Equity Securities;

(k)    create, incur, assume or permit to exist any Debt except Permitted Debt; provided however, notwithstanding any Debt that is permitted under the definition of Permitted Debt, Borrower shall not create, incur, assume to exist any Debt involving the sale or financing of its accounts receivables or any Debt secured or supported by its accounts receivables, other than any Permitted Account Transfer, without the prior written consent of Administrative Agent;
(l)    make, or permit any Subsidiary to make, any Investment except for Permitted Investments;
(m)    (i) become an “investment company” or a company controlled by an “investment company” under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Loan for that purpose; (ii) become subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money; or (iii) except as would not reasonably be expected to have a Material Adverse Change, fail to meet the minimum funding requirements of the Employment Retirement Income Security Act of 1974, and its regulations, as amended from time to time (“ERISA”), permit, or permit any Subsidiary to permit, a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; or (iv) fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a Material Adverse Change;
(n)    (x) directly or indirectly, enter into any documents, instruments, agreements or contracts with any Blocked Person or (y) directly or indirectly, (A) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (B) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law or (C) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law. Each Lender hereby notifies Borrower that pursuant to the requirements of Anti-Terrorism Laws and such Lender’s policies and practices, such Lender is required to obtain, verify and record certain information and documentation that identifies Borrower and its principals, which information includes the name and address of Borrower and its principals and such other information that will allow each Lender to identify such party in accordance with Anti-Terrorism Laws. Borrower shall immediately notify Administrative Agent if Borrower has Knowledge that Borrower or any Subsidiary is listed on the OFAC Lists or (i) is convicted on, (ii) pleads nolo contendere to, (iii) is indicted on or (iv) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering; or
(o)    (i) other than with respect to any Excluded Accounts, maintain any Deposit Account or Securities Account except accounts with respect to which Administrative Agent is able to take such actions as Administrative Agent deems necessary to obtain a perfected security interest in such accounts through one or more Account Control Agreements or other agreements giving Administrative Agent “control” as defined under the UCC or (ii) grant or allow any other Person (other than Administrative Agent or a Lender) to perfect a security interest in, or enter into any agreements with any Persons (other than Administrative Agent or a Lender) accomplishing perfection via control as to, any of its Deposit Accounts or Securities Accounts
(p)    Permit any Foreign Subsidiaries that are not a Borrower or guarantor hereunder to hold or maintain (i) any Intellectual Property or (ii) any other assets (excluding any assets in respect of intercompany receivables and other intercompany obligations owed by a Borrower or its Subsidiary to a Foreign Subsidiary, in each case to the extent such receivables and obligations are subject to the terms of the Intercompany Subordination Agreement) having an aggregate value in excess of Five Hundred Thousand Dollars ($500,000).

ARTICLE 5

AGENT
5.1    Appointment.
(a)    Each Lender hereby irrevocably designates and appoints Trinity Capital Inc., or its successor or assignee, as Administrative Agent under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents (including without limitation any subordination and intercreditor agreements (or similar agreements)) and to exercise such rights, powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents (including without limitation any subordination and intercreditor agreements (or similar agreements)), together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the other Loan Documents, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.
(b)    Each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any Borrower to secure any of the Obligations and to take all other actions, exercise all powers and perform such duties as are delegated to Administrative Agent under the Loan Documents, together with such powers and discretion as are reasonably incidental thereto. In furtherance thereof, the Administrative Agent and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 5.2 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under this Agreement or any other Loan Document, or for exercising any rights and remedies thereunder (at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article 5, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents as if set forth in full herein with respect thereto.
5.2    Delegation of Duties.    Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through its agents or attorneys-in-fact shall be entitled to advice of counsel concerning all matters pertaining to such duties. The exculpatory and indemnification provisions of this Article 5 shall apply to attorney-in-fact and shall apply to their respective activities in connection with the syndication of the Loans as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
5.3    Exculpatory Provisions.    Neither Administrative Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents, advisors or attorneys-in-fact shall be (i) liable for any action taken or omitted to be taken, (including the making of (or omitting to make) any determination, calculations, selection, request or providing any approval or consent or enter into any amendments, modifications or supplements) by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable judgment of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct; provided, that no action taken or not taken in accordance with the directions of the Required Lenders or such other percentage of Lenders as shall be necessary hereunder, as applicable, shall be deemed to constitute gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for (A) any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, instrument, statement or other document referred to or provided for in, or received by the Administrative Agent or Lenders under or in connection with, this Agreement or any other Loan Document or the transactions contemplated herein or therein, (B) the value, validity, effectiveness, genuineness, enforceability, execution, collectability or sufficiency of this Agreement or any other Loan Document or for any failure of any Borrower a party thereto to perform its obligations hereunder or thereunder, (C) the financial condition or business affairs of Borrower or any other Person liable for the payment of any Obligations or (D) the attachment, creation and/or perfection of the Liens granted or purported to be granted in the Collateral pursuant to this Agreement or the continuation and/or amendment of any financing statements filed to perfect the Liens in the applicable Collateral (other than to the extent expressly directed by the Required Lenders). The Administrative Agent shall not be under any obligation to any Lender (i) to ascertain or to inquire as to the observance or performance of any of the agreements, terms, covenants or provisions contained in, or conditions of, this Agreement or any other Loan Document, (ii) to inspect the properties, books or records of any Borrower, (iii) to ascertain or to inquire as to the use of the proceeds of the Loans, (iv) to ascertain or to inquire as to the existence or possible existence of any Event of Default, (v) to ascertain or to inquire as to any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (vi) to ascertain or to inquire as to the contents of any certificate, report or other document delivered hereunder or under any Loan Documents or in connection herewith or therewith, (vii) to ascertain or to inquire as to the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by this Agreement, (viii) to ascertain or to inquire as to the value or the sufficiency of any Collateral, or (ix) to ascertain or to inquire as to the satisfaction of any condition set forth in Article 2 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (x) to make any disclosures with respect to the foregoing or otherwise relating to any Borrower unless expressly required herein. Anything contained herein to the contrary notwithstanding, the Administrative Agent shall not have any liability to the Lenders arising from confirmations of the amount of outstanding Loans or the component amounts thereof. Additionally, the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Defaulting Lenders, Affiliates of a Lender (or otherwise determine whether a Person qualifies as a Defaulting Lender or Affiliate of a Lender). Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant qualifies as a Defaulting Lender or Affiliate of a Lender and, absent actual knowledge to the contrary (which may be by written notice), shall be permitted to treat each Lender, participant, prospective Lender or prospective participant as if it is not a Defaulting Lender or Affiliate of a Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Defaulting Lender or Affiliate of a Lender.
5.4    Reliance by the Administrative Agent. Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon (and shall not be liable for so relying upon) any communication, request, instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy or email message, internet or intranet website posting, statement, order or other document (or other writing) or conversation believed by it to be genuine and correct and to have been signed, sent or made (or authenticated) by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts and professional advisors selected by the Administrative Agent. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may request instructions from the Required Lenders (or such number or percentage of the Lenders as shall be necessary under the circumstances as provided for herein or in the other Loan Documents) prior to taking any action or enter into any amendments, modifications or supplements, making any determination (including as to whether any agreement, document or instrument is in form and substance satisfactory to the Administrative Agent), making any calculation (which may be confirmed by the Required Lenders), sending any notice, making a selection or request (including failing to make a selection or request), exercising any voting rights or powers (including failing to exercise any voting rights or powers) or providing any consent or approval (including failing to provide any consent or approval) in connection with this Agreement or any of the other Loan Documents and may refrain (and shall incur no liability from so refraining) from taking or omitting to take any act or making any such determination, calculation, selection, request, exercising such voting rights or powers or providing such notice, approval or consent or entering into or any amendments, modifications or supplements until it receives such instruction (or calculation, as applicable) from the Required Lenders (or such number or percentage of the Lenders as shall be necessary under the circumstances as provided for herein or in the other Loan Documents), in each case as it reasonably deems appropriate (and until such instructions and indemnity, as applicable, are received, the Administrative Agent may (but shall not be obligated to) act, or refrain from acting, as it deems advisable in good faith in the interests of the Lenders). The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or such number or percentage of the Lenders as shall be necessary under the circumstances as provided for herein or in the other Loan Documents), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans. Notwithstanding any other provisions set forth in this Agreement or any other Loan Documents, the Administrative Agent shall not be required to take any action that is in its opinion contrary to applicable requirement of law (including, for the avoidance of doubt, any action that may be in violation of the automatic stay under the Bankruptcy Code (or any similar laws)) or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of Bankruptcy Code (or any similar laws) or the terms of any of the Loan Documents or that would in its reasonable opinion subject it or any of its officers, employees or directors to personal liability. Each Lender, by delivering its signature page to this Agreement, an Assignment and Acceptance and/or funding its Loans, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent, Required Lenders or Lenders, as applicable on the Closing Date or as of the date of funding such Loan. On any applicable date of determination, upon request, the Administrative Agent shall be required to calculate whether a particular group of Lenders constitutes the Required Lenders. The Administrative Agent shall not be required to remit payments, the proceeds of Collateral or any other funds to the Lenders or any other Secured Parties herein except in accordance with the Loan Documents.
5.5    Notice of Default. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Event of Default or Event of Default unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Potential Event of Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Potential Event of Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or such number or percentage of the Lenders as shall be necessary under the circumstances as provided for herein or in the other Loan Documents); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Potential Event of Default or Event of Default as it shall deem advisable in good faith in the interests of the Lenders.
5.6    Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents, advisors or attorneys in fact have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of a Borrower or any affiliate of a Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and its affiliates and made its own decision to make its Loans and other extensions of credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its affiliates. Except for notices, reports and other documents expressly required hereunder or otherwise requested by the Borrower in writing to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of Borrower or any affiliate of Borrower that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, advisors, attorneys in fact or affiliates.
5.7    Indemnification.    The Lenders agree to indemnify, hold harmless and defend the Administrative Agent and its Affiliates and their respective officers, directors, employees, agents, advisors and controlling persons (each, an “Agent Indemnitee”) (to the extent not timely reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Pro Rata Shares in effect on the date on which indemnification is sought under this Section 5.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Pro Rata Shares immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee under or in connection with any of the foregoing including without limitation, exercising any of the Administrative Agent’s powers, rights, and remedies and performing their duties hereunder and thereunder (or omitting to do the same); provided that no Lender shall be liable to any Agent Indemnitee for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s bad faith, gross negligence or willful misconduct, provided, however, no action taken or not taken in accordance with the directions of the Administrative Agent, Required Lenders or such other percentage of Lenders as shall be necessary hereunder, as applicable, shall be deemed to constitute gross negligence or willful misconduct. The agreements in this Section 5.7 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.
5.8    Administrative Agent in Its Individual Capacity.    Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower as though the Administrative Agent were not the Administrative Agent. With respect to its Loans made or renewed by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms “Lender” and “Lenders” shall include the Administrative Agent in its individual capacity.
5.9    Successor Administrative Agent.     Administrative Agent may resign as Administrative Agent (which shall include the Administrative Agent’s capacities as administrative agent and collateral agent) upon 30 days’ notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default with respect to the Borrower shall have occurred and be continuing) be subject to written approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent as of the Resignation Effective Date), and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. Any successor Administrative Agent appointed pursuant to this Section 5.9 shall, upon its acceptance of such appointment, become the successor Administrative Agent for all purposes hereunder unless otherwise agreed. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent’s delivery of its notice of resignation, the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and with the written consent of the Borrower (such consent not to be unreasonably withheld or delayed or required if an Event of Default shall have occurred and be continuing) appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent’s notice of resignation (“Resignation Effective Date”), the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective in accordance with such notice, and (i) the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above, (ii) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (iii) except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the successor Administrative Agent is appointed as provided for above. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article 5 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent. Notwithstanding anything to the contrary, in no event shall a successor agent be a Defaulting Lender.
5.10    Authorization for Intercreditor Agreement and Subordination Agreement.     The Lenders irrevocably authorize the Administrative Agent to enter into and perform its obligations under any subordination agreement, intercreditor agreement or other similar arrangement permitted under this Agreement and any amendments, restatements, supplements or other modifications thereto approved in accordance with the terms thereof (without limiting the provisions set forth in Section 5.4 hereof).
5.11    Administrative Agent May File Proofs of Claim.    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Borrower, the Administrative Agent (on behalf of the Lenders) (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)    To file a verified statement pursuant to rule 2019 of the Federal Rules of Bankruptcy Procedure that, in its sole opinion, complies with such rule’s disclosure requirements for entities representing more than one creditor;
(b)    To file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder) allowed in such judicial proceeding;

(c)    To collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and
(d)    Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each applicable Lender to make such payments to the Administrative Agent, as applicable, and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and their respective agents and counsel, and any other amounts due to the Administrative Agent.
Each Lender further agrees that it shall not propose, vote in favor of, or otherwise support any plan of reorganization that is in contravention of any plan of reorganization that is proposed or supported by the Administrative Agent, and shall affirmatively vote to “reject” any plan of reorganization that is not affirmatively supported by the Administrative Agent.
5.12    Collateral Matters.
(a)    Administrative Agent is hereby authorized on behalf of the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time (but without any obligation) to take any action with respect to the Collateral and this Agreement or any other Loan Document that may be necessary to perfect and maintain perfected Liens upon the Collateral granted pursuant to this Agreement or any other Loan Document if required or expressly permitted under the terms of any of the other Loan Documents.
(b)    Each of the Lenders hereby irrevocably authorize and instruct the Administrative Agent to, and the Administrative Agent shall:
(i)    Release (or confirm any release) any Lien granted to or held by the Administrative Agent upon any Collateral (A) upon the date on which all Obligations (other than inchoate indemnification obligations for which no claims has been made or asserted or other Obligations that, by their express terms, survive the termination of this Agreement) have been repaid in full, (B) constituting property sold or to be sold or otherwise disposed of as part of or in connection with any disposition permitted hereunder or under any other Loan Document or to which the Required Lenders have consented, (C) that does not constitute (or ceases to constitute) Collateral, (D) otherwise pursuant to and in accordance with the provisions of any applicable Loan Document or (E) subject to Section 5.11, if approved, authorized or ratified in writing by the Required Lenders, provided, however, that if any action is required by the Administrative Agent to so release such Lien, upon the request of the Administrative Agent, the Borrower shall have delivered to the Administrative Agent a certificate certifying to the permissibility of such release hereunder (and the Administrative Agent shall be permitted to rely upon such certificate without incurring any liability therefor);
(ii)    Enter into any subordination agreement and/or similar agreement contemplated hereunder, including with respect to Debt that is (i) required or permitted to be subordinated in right of payment hereunder and/or (ii) secured by Liens and required or permitted to be pari passu with or junior to the Liens securing the Obligations, and with respect to which Debt, a subordination agreement or similar agreement is contemplated under this Agreement.
(c)    Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent and each Lender hereby agree that (i) no Lender (other than the Administrative Agent) shall have any right individually to realize upon any of the Collateral, (ii) no Lender shall have any right to enforce the Obligations, it being understood and agreed that all powers, rights and remedies hereunder and under any of the Loan Documents may be exercised solely by the Administrative Agent for the benefit of the Lenders in accordance with the terms hereof and thereof, and (iii) in the event of a foreclosure or similar enforcement action by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition (including pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code), the Administrative Agent (or any Lender, except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code), may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Administrative Agent, as agent for and representative of Lenders (but not any Lender or the Lenders in its or their respective individual capacities) shall be entitled, upon instructions from Required Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or disposition, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale or other disposition.
(d)    Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by Borrower in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral, Liens therein or financing statements filed in connection therewith. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Borrower from its obligations under the Loan Documents or its Lien on any Collateral pursuant this Section 5.12. In each case as specified in this Article 5, the Administrative Agent will and each Lender hereby authorizes the Administrative Agent to, at the Borrower’s expense, promptly execute and deliver to Borrower such documents, filings and recordings as Borrower may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under this Agreement or any other Loan Document or to subordinate its interest therein, in accordance with the terms of the Loan Documents and this Article 5. Additionally, upon the reasonable request of the Borrower, the Administrative Agent will return possessory Collateral held by it that is released from the security interests of the Loan Documents pursuant to this Article 5; provided that, in the event that any possessory collateral in the possession of the Administrative Agent gets lost or misplaced upon the reasonable request of the Borrower, the Administrative Agent shall provide a loss affidavit to the Borrower in the form customarily provided by the Administrative Agent in such circumstances.
ARTICLE 6

BORROWER’S INDEMNITY
6.1    Indemnity By Borrower. Borrower covenants and agrees, at its sole cost and expense and without limiting any other rights which Administrative Agent and Lenders have hereunder, to indemnify, protect and save Administrative Agent, each Lender, and each of their directors, officers, employees, consultants, agents, attorneys, or any other Person affiliated with or representing Administrative Agent or any Lender (each, an “Indemnified Person”) harmless against and from any and all claims, damages, losses, liabilities, obligations, demands, defenses, judgments and reasonable and documented costs, disbursements or expenses of any kind or of any nature whatsoever (but limited, in the case of legal charges and disbursements, to the reasonable and documented out-of-pocket fees, disbursements and other charges of one primary counsel to all Indemnified Persons) which may be imposed upon, incurred by or asserted or awarded against Administrative Agent or a Lender and related to or arising from the following, unless such claim, loss or damage shall be based upon the gross negligence or willful misconduct of Administrative Agent or such Lender:
(a)    the transactions contemplated by the Loan Documents (including reasonable and documented attorneys’ fees and expenses);

(b)    any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnified Person shall be designated a party thereto and including any such proceeding initiated by or on behalf of Borrower, and the reasonable and documented expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by a Lender) asserting any right to payment for the transactions contemplated hereby which may be imposed on, incurred by or asserted against such Indemnified Person as a result of or in connection with the transactions contemplated hereby and the use or intended use of the proceeds of the loan proceeds;
(c)    any breach by Borrower of the representations, warranties, covenants, or other obligations or agreements made by Borrower in this Agreement or in any agreement related hereto or thereto;
(d)    the violation by Borrower of any state or federal law, rule or regulation;
(e)    a material misrepresentation made by Borrower to Administrative Agent or a Lender; and
(f)    any governmental fees, charges, taxes or penalties levied or imposed in respect to any Collateral.
This Section 6.1 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
6.2    Defense of Claims. Borrower agrees to pay all amounts due under this Article 6 promptly on notice thereof from Administrative Agent. To the extent that Borrower may make or provide, to Administrative Agent’s satisfaction, for payment of all amounts due under this Article 6, Borrower shall be subrogated to Administrative Agent’s rights with respect to such events or conditions. So long as no Event of Default has occurred and is continuing, Borrower may defend any claims with counsel of its own choosing reasonably acceptable to Administrative Agent, provided if the claim creates a significant exposure for the Lenders in Administrative Agent’s its sole judgment, or attempts to establish legal principle adverse to any Lender or Administrative Agent, Administrative Agent, on behalf of Lenders, shall select the defense counsel. Borrower may settle any claims against Administrative Agent or a Lender, provided such settlement includes a complete release of Administrative Agent and Lenders from any claims at no cost to Administrative Agent or Lenders. Notwithstanding the foregoing, Borrower shall not be liable for the fees and expenses of more than one separate counsel as selected by Administrative Agent or a Lender for all Indemnified Persons in each relevant jurisdiction with respect to the same matter.
6.3    Survival. All of the indemnities and agreements contained in this Article 6 shall survive and continue in full force and effect notwithstanding termination of this Agreement, the full payment of any Loans or Borrower’s performance of all Obligations.
ARTICLE 7

DEFAULT
7.1    Rights on Default. If an Event of Default occurs and is continuing, Administrative Agent, on behalf of Lenders, shall be entitled to:
(a)    declare the unpaid balance of the Loans and this Agreement immediately due and payable, whether then due or thereafter arising;

(b)    modify the terms and conditions upon which the Lenders may be willing to consider making Loans hereunder or immediately and automatically terminate any further obligations to make Loans under this Agreement;
(c)    require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Administrative Agent, assemble the Collateral or any part thereof, as directed by Administrative Agent and make it available to Administrative Agent at a place and time to be designated by Administrative Agent, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent deems commercially reasonable;
(d)    ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Administrative Agent and its agents and any purchasers at or after foreclosure are hereby granted a non-exclusive, irrevocable, perpetual (for so long as such Event of Default is continuing), fully paid, royalty-free license or other right, solely pursuant to the provisions of this Section 7.1, to use, without charge, Borrower’s Intellectual Property, including labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any Property of a similar nature, now or at any time hereafter owned or acquired by Borrower or in which Borrower now or at any time hereafter has any rights; provided that such license shall only be exercisable in connection with the disposition of Collateral upon Administrative Agent’s exercise of its remedies hereunder;
(e)    without notice except as specified below, sell, resell, assign and deliver or grant a license to use or otherwise dispose of the Collateral or any part thereof, in one or more parcels at public or private sale, at any place designated by Administrative Agent;
(f)    occupy any premises owned or leased by Borrower where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to Borrower in respect of such occupation;
(g)    commence and prosecute any bankruptcy, insolvency or other similar proceeding or consent to Borrower commencing any bankruptcy, insolvency or other similar proceeding;
(h)    place a “hold” on any account maintained with Administrative Agent and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Account Control Agreement or similar agreements providing control of any Collateral;
(i)    exercise any and all rights and remedies of Borrower under or in connection with the Collateral, or otherwise in respect of the Collateral, including without limitation, (A) any and all rights of Borrower to demand or otherwise require payment of any amount under, or performance of any provision of, the accounts receivables and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to any Deposit Accounts, (C) exercise all other rights and remedies with respect to the accounts receivables and the other Collateral, including without limitation, those set forth in Section 9-607 of the UCC and (D) exercise any and all voting, consensual and other rights with respect to any Collateral; and
(j)    exercise all rights and remedies available to Administrative Agent and Lenders under the Loan Documents or at law or equity, including all remedies provided under the UCC (including disposal of the Collateral pursuant to the terms thereof).
Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by applicable law, the Administrative Agent and Lenders may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, Borrower waives all claims, damages and demands it may acquire against the Administrative Agent and Lenders arising out of the exercise by it of any rights hereunder, except for claims based upon gross negligence or willful misconduct of the Administrative Agent or a Lender. Borrower hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. The Administrative Agent and Lenders shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action with regard thereto. The Administrative Agent and Lenders shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Administrative Agent and Lenders may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent and Lenders shall not be obligated to clean-up or otherwise prepare the Collateral for sale.
(k)    all payments received by Borrower in respect of the Collateral shall be received in trust for the benefit of the Administrative Agent and Lenders, shall be segregated from other funds of Borrower and shall be forthwith paid over the Administrative Agent, for the benefit of the Lenders, in the same form as so received (with any necessary endorsement);
(l)    the Administrative Agent may, without notice to Borrower except as required by law and at any time or from time to time, charge, set off and otherwise apply all or part of the Obligations against any funds deposited with it or held by it;
(m)    upon the written demand of the Administrative Agent, Borrower shall execute and deliver to the Administrative Agent a collateral assignment or assignments of any or all of Borrower’s Intellectual Property and such other documents and take such other actions as are necessary or appropriate to carry out the intent and purposes hereof;
(n)    if Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Administrative Agent may do any or all of the following: (a) make payment of the same or any part thereof; or (b) obtain and maintain insurance policies of the type discussed in Section 4.2(q) of this Agreement, and take any action with respect to such policies as Administrative Agent deems prudent. Any amounts paid or deposited by Administrative Agent shall constitute Administrative Agent’s Expenses, shall be immediately due and payable, shall bear interest at the Default Rate and shall be secured by the Collateral. Any payments made by Administrative Agent shall not constitute an agreement by Administrative Agent to make similar payments in the future or a waiver by Administrative Agent of any Event of Default under this Agreement. Borrower shall pay all reasonable and documented fees and expenses, including Administrative Agent’s Expenses, incurred by Administrative Agent in the enforcement or attempt to enforce any of the Obligations hereunder not performed when due;
(o)    Lenders’ rights and remedies under this Agreement and the Loan Documents. Lenders shall have all other rights and remedies not inconsistent herewith as provided under the UCC, by law, or in equity. No exercise by Administrative Agent or any Lender of one right or remedy shall be deemed an election, and no waiver by Administrative Agent or any Lender of any Event of Default on Borrower’s part shall be deemed a continuing waiver. No delay by Administrative Agent or any Lender shall constitute a waiver, election, or acquiescence by it. The Obligations of Borrower to any Lender may be enforced against Borrower in accordance with the terms of this Agreement and the other Loan Documents and, to the fullest extent permitted by applicable law, it shall not be necessary for any other party to be joined as an additional party in any proceeding to enforce such Obligations;

(p)    the proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Administrative Agent, for the benefit of Lenders, at the time of or received by Administrative Agent after the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:
First, to the payment of out-of-pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable and documented legal expenses and attorneys’ fees, incurred or made hereunder by Administrative Agent, including Administrative Agent’s Expenses;
Second, to the payment to Administrative Agent, on behalf of the Lenders of the amount then owing or unpaid on the Loans for any accrued and unpaid interest, the amounts which would have otherwise come due under Sections 2.7, 2.8 or 2.9, if the Loans had been voluntarily prepaid, the principal balance of the Loans, and all other Obligations with respect to the Loans (provided, however, if such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Loans, then first, to the unpaid interest thereon ratably, second, to the amounts which would have otherwise come due under Sections 2.7, 2.8 or 2.9 ratably, if the Loans had been voluntarily prepaid, third, to the principal balance of the Loans ratably, and fourth, to the ratable payment of other amounts then payable to Lenders under any of the Loan Documents); and
Third, to the payment of the surplus, if any, to Borrower, its successors and assigns or to the Person lawfully entitled to receive the same;
(q)    Administrative Agent shall have proceeded to enforce any right under this Agreement or any other of the Loan Documents by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Administrative Agent shall be restored to its former position and rights hereunder with respect to the Property subject to the security interest created under this Agreement.
7.2    Rights Cumulative; Waivers. All rights, remedies and powers granted to Administrative Agent and Lenders hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers given hereunder, or in or by any other instrument, or available in law or equity. Administrative Agent’s and Lender’s knowledge at any time of any breach of, or non-compliance with, any representations, warranties, covenants or agreements hereunder shall not constitute or be deemed a waiver of any of such rights or remedies hereunder, and any waiver of any default shall not constitute a waiver of any other default. Notwithstanding any foreclosure or sale of any item of Collateral by Administrative Agent as permitted under this Agreement, Borrower shall remain liable for any deficiency. All amounts realized by Administrative Agent in furtherance of its rights to sell or foreclose upon the Collateral shall first be applied to all costs of the action and all costs of enforcement or interpretation of this Agreement, including any court costs, legal or expert fees and filing fees, then to any outstanding interest or penalties payable under this Agreement, then to repayment of principal of all Loans.
ARTICLE 8

MISCELLANEOUS
8.1    Costs and Expenses. Borrower will pay all Administrative Agent’s Expenses within ten (10) Business Days of demand therefor.

8.2    Power of Attorney. Borrower hereby irrevocably constitutes and appoints Administrative Agent as Borrower’s attorney-in-fact with full power of substitution, for Borrower and any of its Subsidiary’s and in Borrower’s or any of its Subsidiary’s name to do, at Administrative Agent’s option and at Borrower’s reasonable and documented expense upon the occurrence and during the continuance of an Event of Default, to (a) ask, demand, collect (including, but not limited to the execution, in Borrower’s or any Subsidiary’s name, of notification letters), sue for, compound and give acquittance for any and all payments assigned hereunder and to endorse, in writing or by stamp, Borrower’s name or otherwise on all checks for any monies in respect of the Collateral; (b) sign Borrower’s or any of its Subsidiaries’ name on any invoice or bill of lading for any account or drafts against Account Debtors; (c) settle and adjust disputes and claims about any accounts directly with Account Debtors, for amounts and on terms Administrative Agent determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Administrative Agent or a third party as the UCC or any applicable law permits. Borrower hereby appoints Administrative Agent as its lawful attorney-in-fact to sign Borrower’s or any of its Subsidiaries’ name on any documents necessary to perfect or continue the perfection of Administrative Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations (other than inchoate indemnity obligations) have been satisfied in full and Lenders are under no further obligation to make or extend Loans hereunder. Administrative Agent’s foregoing appointment as Borrower’s or any of its Subsidiaries’ attorney in fact, and all of Administrative Agent’s and Lenders’ rights and powers, coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and Lenders’ obligation to provide Loans terminates.
8.3    Survival. All representations, warranties and indemnities contained in this Agreement (and any and each other agreement or instrument delivered pursuant hereto) shall survive (i) the execution and delivery of this Agreement, (ii) the consummation of the transactions contemplated hereby, (iii) the payment of the Loans, (iv) the performance of all Obligations, and (v) termination of this Agreement.
8.4    Assignments. Except as herein provided, this Agreement shall be binding upon and inure to the benefit of Administrative Agent, Lenders, and Borrower and their respective representatives, successors and assigns. Any Lender may assign this Agreement in whole or in part or sell participations therein without notice to Borrower or Borrower’s consent; provided, however, if no Event of Default exists, Administrative Agent shall not assign this Agreement or any Loan Document to any person who is (a) an Identified Competitor or (b) a Disqualified Lender. Notwithstanding the foregoing, Borrower may not assign, transfer or otherwise convey this Agreement, in whole or in part, without Administrative Agent’s and each Lender’s prior written consent.
8.5    No Brokers. Borrower represents to Lenders that no brokers or advisors have been or will be retained in connection with the transactions contemplated herein.
8.6    Notice. All notices, consents, requests, instructions, approvals and communications provided herein and under any other Loan Document or Warrant shall be validly given, made or served, effective only if in writing, except as otherwise provided herein, and sent by overnight courier, certified U.S. mail, postage prepaid, or by electronic mail, and shall be deemed received within five (5) Business Days from the date of posting if sent by mail, one Business Day after delivery thereto if sent by overnight courier service, or on the day of transmission if sent by electronic mail with a confirmation receipt obtained, or if such day is not a Business Day, then on the following Business Day. All such notices, consents, requests, instructions, approvals and communications shall be sent to a party at the address set forth for such party on the signature pages hereto, or to such other address as such party may designate in writing. The provisions of this paragraph shall survive the termination of this Agreement.

8.7    Governing Law; Consent to Jurisdiction and Service of Process. THIS AGREEMENT SHALL BE SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW). IN THE EVENT THAT ADMINISTRATIVE AGENT OR ANY LENDER INITIATES AGAINST BORROWER ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR ANY OF BORROWER’S OBLIGATIONS OR INDEBTEDNESS HEREUNDER OR THEREUNDER, EACH PARTY DOES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A LOCATION IN THE STATE OF NEW YORK . IN THE EVENT THAT BORROWER INITIATES AGAINST ADMINISTRATIVE AGENT OR ANY LENDER ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY RELATED ASSIGNMENT OR ANY OF BORROWER’S OBLIGATIONS OR INDEBTEDNESS HEREUNDER, EACH PARTY DOES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A LOCATION IN THE STATE OF NEW YORK. EACH PARTY EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO ITS LAST KNOWN ADDRESS WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN FIVE (5) DAYS AFTER THE DATE OF MAILING THEREOF. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE STATE OF NEW YORK IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY EITHER PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY SUCH PARTY TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.
8.8    Other Documents. Borrower shall execute such other documents and shall otherwise cooperate with Administrative Agent as Administrative Agent reasonably requires to effectuate the transactions contemplated hereby.
8.9    Severability. If any part of this Agreement shall be contrary to any law which a party might seek to apply or enforce or should otherwise be defective, the other provisions hereof shall not be affected thereby but shall continue in full force and effect, to which end they are hereby declared severable.
8.10    Entirety; Amendments. This Agreement and the Exhibits referred to herein constitute the entire agreement between Administrative Agent, Lenders, and Borrower as to the subject matter contemplated herein, and supersedes all prior agreements (including non-disclosure or confidentiality agreements) and understandings relating thereto. Each of the parties hereto acknowledges that no party hereto nor any agent of any other party whomsoever has made any promise, representation or warranty whatsoever, express or implied, not contained herein, concerning the subject matter hereof, to induce it to execute this Agreement. No other agreements will be effective to change, modify or terminate this Agreement in whole or in part unless such agreement is in writing and duly executed by the party to be charged except as expressly set forth herein.
8.11    Jury Trial. EACH PARTY HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BY THE PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, TRANSACTION CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).

THIS WAIVER IS IRREVOCABLE AND MAY NOT BE MODIFIED ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS AND MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.
8.12    Publicity. Each Lender will have the right to (a) subject to Borrower’s prior written approval, make a public announcement and include on its website, social media sites, and other marketing materials information related to this transaction, and (b) include information about this transaction, including but not limited to Borrower’s name, the type of investment, principal amount, interest rate and maturity date, in its periodic reports with the Securities and Exchange Commission (“SEC”), to the extent required by SEC rules and regulations.
8.13    Demand Waiver. Borrower waives, to the fullest extent permitted by law, demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by the Lenders on which Borrower or any Subsidiary is liable.
8.14    Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
8.15    Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Electronic Signatures and Records Act in effect in the State of New York, or any other similar state laws based on the Uniform Electronic Transactions Act.
8.16    Correction of Loan Documents. Administrative Agent, on behalf of Lenders, may, with the prior written consent of the Borrower (which consent shall be deemed given if Borrower has not responded to any such request for consent within ten (10) Business Days) correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties so long as Administrative Agent provides Borrower with notice of such correction.
8.17    Right of Set Off. Borrower hereby grants to Administrative Agent, for the benefit of Lenders, a Lien, security interest and right of set off as security for all Obligations to Lenders hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property (other than Excluded Property), now or hereafter in the possession, custody, safekeeping or control of the Administrative Agent or any entity under the control of the Lenders (including a Lender affiliate) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, the Administrative Agent, on behalf of Lenders, may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE LENDERS TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING THEIR RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER

PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY BORROWER.
8.18    Registers.
(a)    Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(b)    Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Borrower agrees that each participant shall be entitled to the benefits of the provisions in Section 2.11 (subject to the requirements and limitations therein, including the requirements under Section 2.11(g) (it being understood that the documentation required under Section 2.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 8.4; provided that such participant shall not be entitled to receive any greater payment under Section 2.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the participant acquired the applicable participation.
8.19    [Reserved].
8.20    Confidentiality. In handling any confidential information, Administrative Agent and each Lender agree to exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to its Subsidiaries or Affiliates; (b) to prospective transferees or purchasers of any interest in the Loans, provided that such Persons have agreed to maintain confidentiality on substantially similar terms as those in this Section 8.20; (c) as required by law, regulation, subpoena, or other order and in connection with reporting obligations applicable to Administrative Agent or such Lender, including pursuant to the Securities Exchange Act of 1934; (d) to Administrative Agent or such Lender’s regulators or as otherwise required in connection with any examination or audit; (e) as Administrative Agent or such Lender considers appropriate in connection with the exercise of remedies with respect to the Obligations; and (f) to third-party service providers of Administrative Agent or Lenders so long as such service providers are bound by confidentiality terms not more permissive than the terms hereof. Confidential information does not include information that is either: (i) in the public domain or in Administrative Agent or any Lender’s possession when disclosed to Administrative Agent or such Lender, as applicable, or becomes part of the public domain (other than as a result of its disclosure by Administrative Agent or such Lender in violation of this Agreement) after disclosure to Administrative Agent or such Lender, as applicable; or (ii) disclosed to Administrative Agent or a Lender by a third party, if Administrative Agent or such Lender, as applicable, does not know that the third party is prohibited from disclosing the information. The provisions of this paragraph shall survive the termination of this Agreement.
8.21    Managerial Assistance.
Borrower acknowledges that Trinity Capital Inc. has elected to be regulated as a business development company under the 1940 Act, and as such is required to make available significant managerial assistance to its portfolio companies. Significant managerial assistance may include, but is not limited to, guidance and counsel concerning the portfolio company’s management, operations, business objectives and policies, arrangement of financing, management of relationships with financing sources, recruitment of management personnel and evaluation of acquisition and divestiture opportunities. Borrower hereby acknowledges and agrees that it may request such assistance at any time from Trinity Capital Inc. by contacting the portfolio manager designated by Trinity Capital Inc.
8.22    Termination.
This Agreement and the other Loan Documents shall terminate upon satisfaction and repayment in full of all Obligations (other than inchoate indemnification Obligations for which no claim has been made or other Obligations that, by their express terms, survive the termination of this Agreement).  Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination and the repayment in full of all Obligations shall continue to survive notwithstanding this Agreement’s termination and the repayment of all Obligations (other than inchoate indemnification Obligations for which no claim has been made or other Obligations that, by their express terms, survive the termination of this Agreement).

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Loan and Security Agreement to be duly executed as of the day and year first above written.

LENDER:

TRINITY CAPITAL INC.,
a Maryland corporation

By: /s/Sarah Stanton
Name: Sarah Stanton
Its: General Counsel and Chief Compliance Officer

Address for Notices:
Trinity Capital Inc.
1 N. 1st Street, Floor 3
Phoenix, AZ 85004
Attention: Legal Department
Telephone: ***
Email: ***

EPT 16 LLC,
a Delaware limited liability company

By: Trinity Capital Adviser LLC, its Manager
By: Trinity Capital Inc., its Sole Member

By: /s/Sarah Stanton
Name: Sarah Stanton
Its: General Counsel and Chief Compliance Officer

Address for Notices:

EPT 16 LLC
c/o Trinity Capital Inc.
1 N. 1st Street, Floor 3
Phoenix, AZ 85004
Attention: Legal Department
Telephone: ***
Email: ***

[Signature Page to Loan And Security Agreement]

BORROWER:

RAPID MICRO BIOSYSTEMS, INC.,
a Delaware corporation

By:_/s/Sean Wirtjes
Name: Sean Wirtjes
Its: Chief Financial Officer

Address for Notices:
Rapid Micro Biosystems, Inc
1001 Pawtucket Blvd.
Lowell, MA 01854
Attention: Sean Wirtjes; Chief Financial Officer
Telephone: ***
Email Address: ***

[Signature Page to Loan And Security Agreement]

ADMINISTRATIVE AGENT:

TRINITY CAPITAL INC.,
a Maryland corporation

By: /s/Sarah Stanton
Name: Sarah Stanton
Its: General Counsel and Chief Compliance Officer

Address for Notices:
Trinity Capital Inc.
1 N. 1st Street, Floor 3
Phoenix, AZ 85004
Attention: Legal Department
Telephone: ***
Email: ***

[Signature Page to Loan And Security Agreement]

SCHEDULE 1

LSA PROVISIONS

LSA Section	LSA Provision
Article 1 – “Amortization Date”	“Amortization Date” means the first Payment Date after expiration of the Interest Only Period.
Article 1 – “Applicable Rate”	“Applicable Rate” means a variable annual interest rate equal to the greater of (i) the Prime Rate plus 4.00% and (ii) 11.00%.
Article 1 – “Commitment Fee”	“Commitment Fee” is for each Advance, the fully earned and non-refundable commitment fee equal to 1.00% of the aggregate principal amount of such Advance.
Article 1 – “End of Term Payment”	“End of Term Payment” is an amount equal to 4.00% of the original principal amount of the Loans advanced hereunder, in addition to all sums payable hereunder.
Article 1 – “Interest Only Period”
“Interest Only Period” means the period from and including the Closing Date and through but excluding the thirty-seventh (37th) Payment Date following the Closing Date; provided, that, (a) if Borrower (i) achieves the Tranche B Milestone, and (ii) borrows the Tranche B Loan in an amount equal to the Tranche B Availability Amount, then with no further action required by the parties hereto, the Interest Only Period shall be the period beginning on the Closing Date and through but excluding the forty-third (43rd) Payment Date following the Closing Date, and (b) if Borrower (i) achieves the Tranche C Milestone, and (ii) borrows the Tranche C Loan in an amount equal to the Tranche C Availability Amount, then with no further action required by the parties hereto, the Interest Only Period shall be the period beginning on the Closing Date and through but excluding the forty-ninth (49th) Payment Date following the Closing Date.

Article 1 – “Maturity Date”	“Maturity Date” means September 1, 2030.
Article 1 – “Tranche A Availability Amount”	“Tranche A Availability Amount” means an aggregate principal amount equal to $20,000,000.
Article 1 – “Tranche B Availability Amount”	“Tranche B Availability Amount” means an aggregate principal amount equal to $10,000,000.
Article 1 – “Tranche B Loan Termination Date”	“Tranche B Loan Termination Date” means January 31, 2027.
Article 1 – “Tranche B Milestone”	“Tranche B Milestone” means that Borrower has provided true and accurate evidence, certified by Borrower’s Chief Financial Officer, that Borrower has achieved: ***.
Article 1 – “Tranche C Availability Amount”	“Tranche C Availability Amount” means an aggregate principal amount equal to $10,000,000.
Schedule 1

LSA Section	LSA Provision
Article 1 – “Tranche C Loan Termination Date”	“Tranche C Loan Termination Date” means July 31, 2027.
Article 1 – “Tranche C Milestone”	“Tranche C Milestone” means that Borrower has provided true and accurate evidence certified by Borrower’s Chief Financial Officer, Administrative Agent that Borrower has achieved: ***.
Article 1 – “Tranche D Availability Amount”	“Tranche D Availability Amount” means an aggregate principal amount equal to $5,000,000.

Schedule 1

SCHEDULE 2

COMMITMENTS

Lender Name	Tranche A Loan Commitment	Tranche B Loan Commitment	Tranche C Loan Commitment	Tranche D Loan Commitment
Trinity Capital Inc.	***	***	***	***
EPT 16 LLC	***	***	***	***
TOTAL	$20,000,000	$10,000,000	$10,000,000	$5,000,000

Schedule 2

EXHIBIT A
AMORTIZATION SCHEDULE – Tranche A
***

EXHIBIT B
[Reserved]

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE

TO:	Trinity Capital Inc., as Administrative Agent
FROM:	Rapid Micro Biosystems, Inc.
The undersigned authorized officer (“Officer”) of Rapid Micro Biosystems, Inc., a Delaware corporation (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated as of August 8, 2025, by and among Borrower, the Lenders party thereto, and Trinity Capital Inc., as administrative agent and collateral agent for the Lenders (“Administrative Agent”) (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),
(a)    Borrower is in compliance for the period ending _______________ with all required covenants except as noted below;
(b)    As of the date hereof, there are no Potential Events of Default or Events of Default, except as noted below;
(c)    Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.
(c)    Borrower and each Subsidiary has filed all federal, state and other tax returns that are required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties, and all other taxes, fees or other charges imposed on it or any of its property by any governmental or regulatory authority. No tax Liens (other than Permitted Liens) have been filed, and, to the Knowledge of Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.
(d)    No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Administrative Agent.
Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with GAAP applied on a consistent basis from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.
Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.
EXHIBIT C-1

	Reporting Covenant	Requirement	Actual	Complies
1	Monthly financial statements	Monthly within 30 days		Yes	No	N/A
2	Accounts receivable aging, accounts payable aging, and primary key performance indicators	Monthly within 30 days		Yes	No	N/A
3	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
4	Cash Report	Monthly within 30 days		Yes	No	N/A
5	Annual (CPA Audited) statements[**]	Within 180 days after FYE		Yes	No	N/A
6	Annual Financial Projections	No later than 60 days after FYE		Yes	No	N/A
7	8-K, 10-K and 10-Q Filings	At time of filing		Yes	No	N/A
8	IP Report	Concurrently with Compliance Certificate		Yes	No	N/A

Deposit and Securities Accounts
(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1			Yes	No	Yes	No
2			Yes	No	Yes	No
3			Yes	No	Yes	No
4			Yes	No	Yes	No

EXHIBIT C-2

Other Matters

1	Have there been any changes in Key Persons since the last Compliance Certificate?	Yes	No
2	Have there been any transfers/sales/dispositions/retirement of Collateral or Intellectual Property prohibited by the Loan Agreement?	Yes	No
3	Have there been any new or pending material claims or causes of action against Borrower or any Subsidiary?	Yes	No
4	Have there been any amendments of or other changes to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No
5	Has Borrower or any Subsidiary entered into or amended any Material Agreement? If yes, please explain and provide a copy of the Material Agreement(s) and/or amendment(s).	Yes	No
6	Has Borrower provided the Administrative Agent with all notices required to be delivered under Sections 3.2, 3.6, 3.7(c), 4.2 and 4.3 of the Loan Agreement?	Yes	No
7	Have there been any material updates to the contents of the Perfection Certificate last delivered? If yes, please explain.	Yes	No

EXHIBIT C-3

Exceptions
Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

RAPID MICRO BIOSYSTEMS, INC.

By:
Name:
Title:

Date:

ADMINISTRATIVE AGENT USE ONLY
Received by:	Date:
Verified by:	Date:
Compliance Status: Yes No
EXHIBIT C-4

EXHIBIT D
Loan Advance Request Form
Email To:     Date: _____________________

LOAN PAYMENT:
Rapid Micro Biosystems, Inc., as Borrower

From Account #________________________________    To Account #______________________________
(Deposit Account #)                        (Loan Account #)
Principal $____________________________________    and/or Interest $____________________________

Authorized Signature:        Phone Number:
Print Name/Title:

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #________________________________    To Account #_______________________________
(Loan Account #)                        (Deposit Account #)

Amount of Advance $___________________________ to be paid in accordance with the Amortization Schedule, delivered pursuant to Section 2.1 of the Loan and Security Agreement.

All Borrower’s representations and warranties in the Loan and Security Agreement will be true, correct and complete in all material respects on the date such advance is made; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:        Phone Number:
Print Name/Title:

OUTGOING WIRE REQUEST:
Complete only if all or a portion of funds from the loan advance above is to be wired.

Beneficiary Name: _____________________________    Amount of Wire: $
Beneficiary Bank: ______________________________    Account Number:
City and State:

Beneficiary Bank Transit (ABA) #:         Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)
Intermediary Bank:         Transit (ABA) #:
For Further Credit to:

Special Instruction:
By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: _____________________    2nd Signature (if required): ___________________________
Print Name/Title: _________________________    Print Name/Title: __________________________________
Telephone #:                     Telephone #:

1

EXHIBIT E-1

[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan and Security Agreement dated as of August 8, 2025 (as amended, supplemented or otherwise modified from time to time, the “LSA”), among RAPID MICRO BIOSYSTEMS, INC., a Delaware corporation (“Borrower”), the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders (“Administrative Agent”).
Pursuant to the provisions of Section 2.11 of the LSA, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the LSA and used herein shall have the meanings given to them in the LSA.

[NAME OF LENDER] By: Name: Title: Date: ______________ __, 20[ ]

EXHIBIT E-2

[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan and Security Agreement dated as of August 8, 2025 (as amended, supplemented or otherwise modified from time to time, the “LSA”), among RAPID MICRO BIOSYSTEMS, INC., a Delaware corporation (“Borrower”), the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders (“Administrative Agent”).
Pursuant to the provisions of Section 2.11 of the LSA, the undersigned hereby certifies that (i) it is the sole record and Beneficial Owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the LSA and used herein shall have the meanings given to them in the LSA.

[NAME OF PARTICIPANT] By: Name: Title: Date: ______________ __, 20[ ]

EXHIBIT E-3

[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan and Security Agreement dated as of August 8, 2025 (as amended, supplemented or otherwise modified from time to time, the “LSA”), among RAPID MICRO BIOSYSTEMS, INC., a Delaware corporation (“Borrower”), the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders (“Administrative Agent”).
Pursuant to the provisions of Section 2.11 of the LSA, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the LSA and used herein shall have the meanings given to them in the LSA.

[NAME OF PARTICIPANT] By: Name: Title: Date: ______________ __, 20[ ]

EXHIBIT E-4

[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Loan and Security Agreement dated as of August 8, 2025 (as amended, supplemented or otherwise modified from time to time, the “LSA”), among RAPID MICRO BIOSYSTEMS, INC., a Delaware corporation (“Borrower”), the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”) and TRINITY CAPITAL INC., a Maryland corporation, as administrative agent and collateral agent for the Lenders (“Administrative Agent”) .
Pursuant to the provisions of Section 2.11 of the LSA, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole Beneficial Owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this LSA or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s Beneficial Owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the LSA and used herein shall have the meanings given to them in the LSA.

[NAME OF LENDER] By: Name: Title: Date: ______________ __, 20[ ]